   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1997


                                                       REGISTRATION NO. 33-91226
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 2
                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                            ------------------------
                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (EXACT NAME OF TRUST)
                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                1 Madison Avenue
                            New York, New York 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------


                              GARY A. BELLER, ESQ.
                  Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)


                         ------------------------------

                                   Copies to:
                            GARY O. COHEN, ESQ. AND
                            THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036
                            ------------------------

    It is proposed that the filing will become effective (check appropriate box)

       / /  immediately upon filing pursuant to paragraph (b)


       / /  on (date) pursuant to paragraph (b)



       /X/  On May 1, 1997 pursuant to paragraph (a)(1) of Rule 485


       / /  on (date), pursuant to paragraph (a) of Rule 485
                            ------------------------

    This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register interests in Metropolitan Life Separate Account UL which funds certain flexible premium multifunded life insurance policies.
                            ------------------------


    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. THE REGISTRANT'S RULE 24f-2 NOTICE WILL BE FILED WITH THE COMMISSION ON OR ABOUT FEBRUARY 28, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      METROPOLITAN LIFE INSURANCE COMPANY
                             CROSS-REFERENCE TABLE

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
    1........................................  Cover Page
    2........................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?
    3........................................  Inapplicable
    4........................................  SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES;
                                                 SUMMARY--Who is the Issuer of the Group Policies and Certificates?
    5, 6, 7..................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account;
                                                 STATE REGULATION
    8........................................  FINANCIAL STATEMENTS
    9........................................  Inapplicable
   10(a).....................................  OTHER CERTIFICATE PROVISIONS--Owner; Beneficiary; Collateral Assignment
   10(c), 10(d)..............................  DEFINITIONS--Valuation Date; SUMMARY--May the Certificate be Surrendered
                                                 or the Cash Value Partially With-drawn; Is There a "Free Look"
                                                 Period?; CERTIFICATE BENEFITS--Benefit at Final Date; CERTIFICATE
                                                 RIGHTS--Surrender and Withdrawal Privileges; Exchange Privilege;
                                                 PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Cash
                                                 Value, Cash Value Transfers; THE FIXED ACCOUNT--Death Benefit
                                                 Transfer, Withdrawal, Surrender, and Loan Rights; OTHER POLICY
                                                 PROVISIONS--Payment and Deferment
   10(e).....................................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termination and Reinstatement
                                                 While the Group Policy is in Effect
   10(f).....................................  VOTING RIGHTS
   10(g)(1)-(3), 10(h)(1)-(3)................  RIGHTS RESERVED BY METLIFE
   10(g)(4), 10(h)(4)........................  Inapplicable
   10(i).....................................  CERTIFICATE BENEFITS--Death Benefit; Cash Value; Optional Income Plans;
                                                 Optional Insurance Benefits; PAYMENT AND ALLOCATION OF
                                                 PREMIUMS--Issuance of a Certificate; Premiums; Allocation of Premiums
                                                 and Cash Value; Certificate Termination and Reinstatement While the
                                                 Group Policy is in Effect
   11........................................  SUMMARY--What are Separate Account UL, the Fixed Account and the
                                                 Metropolitan Series Fund? SEPARATE ACCOUNT AND METROPOLITAN SERIES
                                                 FUND-- Metropolitan Series Fund
   12(a).....................................  Cover Page

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
   12(b), 12(e)..............................  Inapplicable
   12(c), 12(d)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund
   13(a), 13(b), 13(c), 13(d)................  SUMMARY--What are Separate Account UL, the Fixed Account and
                                                 Metropolitan Series Fund?; What Charges are Assessed in Connection
                                                 with the Certificate? CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT AND
                                                 METROPOLITAN SERIES FUND--The Separate Account; CERTIFICATE
                                                 BENEFITS--Death Benefit Increases
   13(e).....................................  SALES AND ADMINISTRATION OF THE CERTIFICATE
   13(f), 13(g)..............................  Inapplicable
   14........................................  PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Certificate; SALES AND
                                                 ADMINISTRATION OF THE CERTIFICATES
   15........................................  PAYMENT AND ALLOCATION OF PREMIUMS
   16........................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund
   17(a), 17(b)..............................  Captions referenced under Items 10(c), 10(d), 10(e) and 10(i) above
   17(c).....................................  Inapplicable
   18(a), 18(c)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
   18(b), 18(d)..............................  Inapplicable
   19........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES; VOTING RIGHTS; REPORTS
                                                 RIGHTS RESERVED BY METLIFE
   20(a), 20(b)..............................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account
   20(c), 20(d), 20(e), 20(f)................  Inapplicable
   21(a), 21(b)..............................  CERTIFICATE RIGHTS--Loan Privileges; OTHER CERTIFICATE
                                                 PROVISIONS--Payment and Deferment
   21(c), 22.................................  Inapplicable
   23........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES
   24........................................  OTHER CERTIFICATE PROVISIONS
   25........................................  SUMMARY--Who is the Issuer of the Policies and Certificates?
   26........................................  CHARGES AND DEDUCTIONS--Other Charges
   27........................................  SUMMARY--Who is the Issuer of the Policies and Certificates?
   28........................................  MANAGEMENT
   29........................................  Inapplicable
   30, 31, 32, 33, 34........................  Inapplicable
   35........................................  STATE REGULATION
   36, 37....................................  Inapplicable

                  ITEMS OF
                 FORM N-8B-2                                            CAPTIONS IN PROSPECTUS
---------------------------------------------  ------------------------------------------------------------------------
   38........................................  SALES AND ADMINISTRATION OF THE CERTIFICATES; DISTRIBUTION OF THE
                                                 CERTIFICATES
   39........................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 SALES AND ADMINISTRATION OF THE CERTIFICATES; DISTRIBUTION OF THE
                                                 CERTIFICATES
   40(a).....................................  Inapplicable
   40(b).....................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund;
                                                 CHARGES AND DEDUCTIONS--Other Charges
   41(a).....................................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 SALES AND ADMINISTRATION OF THE CERTIFICATES
   41(b), 41(c), 42, 43......................  Inapplicable
   44(a).....................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan Series Fund;
                                                 CERTIFICATE BENEFITS--Cash Value
   44(b).....................................  Inapplicable
   44(c).....................................  CHARGES AND DEDUCTIONS--Monthly Deduction From Cash Value
   45........................................  Inapplicable
   46........................................  Captions referenced under Item 44 above
   47........................................  Captions referenced under Items 10(c) and 16 above
   48, 49....................................  Inapplicable
   50........................................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate Account
   51(a), 51(b)..............................  SUMMARY--Who is the Issuer of the Group Policies and Certificates?;
                                                 Cover Page; CERTIFICATE BENEFITS-- Optional Insurance Benefits;
                                                 CERTIFICATE RIGHTS-- Exchange Privileges
   51(c), 51(d), 51(e).......................  Captions referenced under Item 10(i) above
   51(f).....................................  PAYMENT AND ALLOCATION OF PREMIUMS--Certificate Termination and
                                                 Reinstatement While the Group Policy is in Effect
   51(g).....................................  Captions referenced under Items 10(i) and 13 above
   51(h), 51(j)..............................  Inapplicable
   51(i).....................................  DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES
   52(a), 52(c)..............................  RIGHTS RESERVED BY METLIFE
   52(b), 52(d)..............................  Inapplicable
   53(a).....................................  FEDERAL TAX MATTERS
   53(b), 54 through 58......................  Inapplicable
   59........................................  FINANCIAL STATEMENTS

  METLIFE -REGISTERED TRADEMARK-

                   GVUL

                PROSPECTUSES FOR

     - GROUP VARIABLE UNIVERSAL LIFE
       INSURANCE POLICIES AND CERTIFICATES

                  ISSUED BY

      METROPOLITAN LIFE INSURANCE COMPANY

     - METROPOLITAN SERIES FUND, INC.

                                  MAY 1, 1997

                                   PROSPECTUS
                                      FOR
 GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES ISSUED UNDER
                               THE GROUP POLICIES
           (Minimum Specified Face Amount For A Certificate-$10,000)

                    (Minimum Group Size-200 eligible lives)

                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

    Group variable universal life insurance policies ("Group Policies") and certificates available through the Group Policies ("Certificates") are offered by this Prospectus. The Group Policies and Certificates are issued by
Metropolitan Life Insurance Company, New York, NY ("MetLife"). Generally, so long as the Group Policy remains in force, the Certificates are designed to provide lifetime insurance coverage on the covered persons named in the
Certificates, as well as maximum flexibility in connection with premium payments. This flexibility allows an owner of a Certificate to provide for changing insurance needs within the confines of a single insurance product.
    Group Policies may be issued to an employer (referred to herein as "participating entity") or to a trust that is adopted by a participating entity. Employees (including employees' spouses where specified in the Group Policy) of adopting employers may own Certificates issued under their respective participating entity's Group Policy. Unless the Certificate provides otherwise, only the owner of the Certificate (the "Owner") may exercise the rights set forth in the Certificate.
    The Certificate provides for a death benefit payable at the covered person's death. The death benefit varies because it includes the Certificate's cash value in addition to a fixed insurance amount.

    The premiums paid, less premium expense charges, will generally be allocated at the Owner's discretion among one or more of the available investment divisions of MetLife Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of MetLife. The participating entity may select which investment divisions will be available to Owners. If the participating entity is contributing premiums to Certificates issued under its Group Policy, it may limit the ability of Owners to allocate any premiums contributed by such participating entity among the available investment divisions. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of the ten currently available portfolios of the Fund: State Street Research Growth Portfolio, State Street Research Income Portfolio, State Street Research Diversified Portfolio, State Street Research Aggressive Growth Portfolio, GFM International Stock Portfolio, MetLife Stock Index Portfolio, Loomis Sayles High Yield Bond Portfolio, T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio.

    The Certificate's cash value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the Fixed Account. The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made.
    The Owner may withdraw or borrow a portion of the Certificate's cash surrender value, or the Certificate may be fully surrendered, at any time, subject to certain limitations.
    The Owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

    MetLife is the investment manager of the Fund and the distributor of its shares. MetLife also distributes and administers the Certificates. State Street Research & Management Company ("State Street Research") is the sub-investment manager with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios of the Fund. State Street Research is a wholly-owned subsidiary of MetLife. GFM International Investors Limited ("GFM") is the sub-investment manager with respect to the GFM International Stock Portfolio of the Fund. GFM is a subsidiary of MetLife. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. The general partner of Loomis Sayles is indirectly owned by MetLife. Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager for the T. Rowe Price Small Cap Growth Portfolio and Scudder, Stevens & Clark, Inc. ("Scudder") is the sub-investment manager for the Scudder Global Equity Portfolio.

    As in the case of other life insurance policies, it may not be advantageous to purchase group variable universal life insurance as a replacement for an existing life insurance policy or in addition to an existing variable universal life insurance policy.

                   THESE SECURITIES HAVE NOT BEEN APPROVED OR
          DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
   STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
    COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010              Telephone (800) 523-2894

                               TABLE OF CONTENTS

                                                       PAGE
                                                       -----
DEFINITIONS.......................................           3
SUMMARY...........................................           5
Who is the Issuer of the Group Policies and
 Certificates?....................................           5
What are Separate Account UL, the Fixed Account
 and the Metropolitan Series Fund?................           5
What Death Benefit is Available under the
 Certificate?.....................................           6
What Flexibility Does an Owner have to Adjust the
 Amount of the Death Benefit?.....................           6
What Flexibility Does an Owner have in Connection
 with Premium Payments?...........................           7
What Happens to Certificates when the
 Participating Entity's Active Participation in
 the Group Policy is Terminated?..................           7
If the Participating Entity Continues to
 Participate in the Group Policy, How Long Will
 the Certificate Remain in Force?.................           7
How are Net Premiums Allocated?...................           7
May the Certificate be Surrendered or the Cash
 Value Partially Withdrawn?.......................           8
Is There a "Free Look" Period?....................           8
What is the Loan Privilege?.......................           8
What Charges are Assessed in Connection with the
 Certificate?.....................................           8
What is the Tax Treatment of Cash Value?..........           9
Is the Beneficiary Subject to Federal Income Tax
 on the Death Benefit?............................           9
Is the Death Benefit or the Cash Value Subject to
 Federal Estate Tax?..............................           9
How should Premium Payments, Owner Requests and
 Other Communications be sent to MetLife?.........           9
SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND.....           9
The Separate Account..............................           9
Metropolitan Series Fund..........................          10
CERTIFICATE BENEFITS..............................          11
Death Benefit.....................................          11
Cash Value........................................          12
Benefit at Final Date.............................          20
Optional Income Plans.............................          20
Optional Insurance Benefits.......................          20
PAYMENT AND ALLOCATION OF PREMIUMS................          21

                                                       PAGE
                                                       -----
Issuance of a Certificate.........................          21
Premiums..........................................          21
Allocation of Premiums and Cash Value.............          22
Termination of Participating Entity Participation
 in the Group Policy..............................          24
Effect of Termination of Group Policy
 Participation on Owners..........................          24
Certificate Termination and Reinstatement While
 the Group Policy is in Effect....................          24
CHARGES AND DEDUCTIONS............................          25
Premium Expense Charges...........................          25
Monthly Deduction From Cash Value.................          25
Charges Against the Separate Account..............          26
Guarantee of Certain Charges......................          27
Other Charges.....................................          27
ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUES, CASH
 SURRENDER VALUES AND ACCUMULATED PREMIUMS........          27
CERTIFICATE RIGHTS................................          31
Loan Privileges...................................          31
Surrender and Withdrawal Privileges...............          32
Exchange Privilege................................          32
THE FIXED ACCOUNT.................................          33
General Description...............................          33
Fixed Account Cash Value..........................          33
Death Benefit, Transfer, Withdrawal, Surrender and
 Certificate Loan Rights..........................          34
RIGHTS RESERVED BY METLIFE........................          34
OTHER CERTIFICATE PROVISIONS......................          34
SALES AND ADMINISTRATION OF THE GROUP POLICIES AND
 CERTIFICATES.....................................          35
DISTRIBUTION OF THE GROUP POLICIES AND
 CERTIFICATES.....................................          36
FEDERAL TAX MATTERS...............................          36
MANAGEMENT........................................          38
VOTING RIGHTS.....................................          41
Right to Instruct Voting of Fund Shares...........          41
REPORTS...........................................          41
STATE REGULATION..................................          42
REGISTRATION STATEMENT............................          42
LEGAL MATTERS.....................................          42
EXPERTS...........................................          42
FINANCIAL STATEMENTS..............................          43
APPENDIX TO PROSPECTUS............................          44


    THE GROUP POLICY AND CERTIFICATE ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                  DEFINITIONS

    ADMINISTRATIVE OFFICE--The office of MetLife at 177 South Commons Drive, Aurora, Illinois 60507, to which all Owner communications are to be sent. MetLife may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the office above.

    AGE--For each covered person in a particular group, Age is defined as of a day selected by the participating entity and set forth in the Group Policy. Age can be measured from the Date of the Group Policy or from December 31st of a given year, or from any other date agreed to by MetLife and the participating entity.

    ALLOCATION DATE--The date the first premium is applied to the Separate Account pursuant to the designation in the Certificate enrollment form and/or Group Policy application, as applicable. During the first Group Policy year, it is set at twenty days after the Investment Start Date with respect to any Certificate. During this twenty day period the net premium allocated to the investment divisions of the Separate Account under any new Certificate will be applied to the Fixed Account. After the first Group Policy year, the Allocation Date for all new Certificates issued with respect to that Group is the Investment Start Date.

    BENEFICIARY--The beneficiary is the person or persons designated by the Owner to receive the insurance proceeds upon the death of the covered person.

    CASH SURRENDER VALUE--The cash value less any indebtedness and any accrued and unpaid monthly deduction.

    CASH VALUE--The sum of the Certificate cash values in the Fixed Account, the investment divisions of the Separate Account and the Loan Account.

    CERTIFICATE--The group variable universal life insurance certificates issued under the group variable universal life insurance policy offered by MetLife and described in this Prospectus.

    CERTIFICATE MONTH--The month beginning on the monthly anniversary.

    COVERED PERSON--The person upon whose life the Certificate is issued.

    DATE OF RECEIPT--The date premiums and communications are actually received at an Administrative Office. Premium payments and communications will be deemed to be received on the Date of Receipt with three exceptions: (1) when they are received on any day that is not a Valuation Date; (2) when they are received by means other than U.S. mail after 4:00 p.m. New York City time. With regard to
(1) and (2) above, the Date of Receipt will be deemed to be the next Valuation Date. The third exception is the date of receipt for the first premium payment with regard to each Certificate. In this case, and subject to the exceptions set forth in (1) and (2) above, the Date of Receipt is the later of (1) the Date of Certificate and (2) the date the first premium for a Certificate is received at the Administrative Office.

    DATE OF CERTIFICATE--The effective date for life insurance protection under the Certificate. The Date of Certificate is set forth in the Certificate and is used to determine Certificate years and Certificate months from issue. Certificate anniversaries are measured from the Date of Certificate.

    DATE OF GROUP POLICY--The date set forth in the Group Policy that is used to determine Group Policy years and Group Policy months. Group Policy anniversaries are measured from the Date of Group Policy.

    FINAL DATE--The certificate anniversary on which the covered person is age 95 or later if specified in the Certificate.

    FIXED ACCOUNT--An account which is part of the General Account and to which MetLife will allocate net premiums as directed by the Owner or participating entity, as applicable, and credit certain fixed rates of interest.

    GENERAL ACCOUNT--The assets of MetLife other than those allocated to the Separate Account or any other legally-segregated separate account.

    GROUP--A participating entity and all Owners and/or people eligible to become Owners under the participating entity's Group Policy.

    GROUP POLICY--For ease of reference in this Prospectus, this term includes both the group variable universal life insurance policy that the participating entity either participates in, is a party to or owns and which is offered by MetLife and described in this Prospectus together with any administration agreement entered into between the participating entity and MetLife.

    INDEBTEDNESS--The total of any unpaid Certificate loan and loan interest.

    INVESTMENT START DATE--The Date of Receipt of the first premium with respect to a Certificate.

    INVESTMENT DIVISION--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

    LOAN ACCOUNT--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Certificate loan requested by an Owner is transferred.


    MINIMUM GROUP SIZE--The minimum number of people in a group that is necessary before an employer can purchase a Group Policy. The minimum group size is currently 200 lives; however, MetLife reserves the right to issue a Group Policy or provide coverage to a participating entity that does not meet the minimum group size.


    MINIMUM SPECIFIED FACE AMOUNT--The minimum specified face amount of insurance for which a Certificate may be issued. The amount is set forth in the Certificate. The Certificate will never specify a minimum specified face amount of less than $10,000.


    MONTHLY ANNIVERSARY--The same date in each month as the Date of Group Policy or the date the Certificate is issued, as applicable. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a Valuation Date, the next Valuation Date will be deemed to be the monthly anniversary.


    MONTHLY DEDUCTION--Charges deducted monthly from the cash value of a Certificate and which include any monthly cost of insurance, monthly cost of benefits provided by riders and monthly administration charge.

    OWNER--The person so designated in the enrollment form for the Certificate or as subsequently changed.

    PAID-UP--An election under the Certificate whereby the Owner may terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a paid-up benefit under the Certificate. If the paid-up election is made, all or part of the remaining cash value in the Certificate will be transferred to the General Account and may no longer be allocated to the Separate Account or the Fixed Account. The Owner will receive any remaining cash surrender value that is not used to purchase a paid-up benefit. The paid-up benefit elected must not be more than can be purchased using the Certificate's cash surrender value or more than the death benefit under the Certificate at the time the election is made and must not be less than $10,000.

    PLANNED PERIODIC PREMIUM--An Owner's self-determined amount of premium planned to be paid at fixed intervals over a specified period of time. The Owner is not required to follow this schedule after the first premium payment.


    PORTABLE--A status that occurs when a covered person is no longer part of the participating entity's group. A Certificate becomes portable when an event specified in the Certificate occurs. These events may include: termination of the covered person's employment (other than through retirement) and retirement as determined by the participating entity, or the sale by the participating entity of the business unit with which the covered person is employed. An Owner of a portable Certificate will no longer be deemed to be a member of the participating entity's group for purposes of determining cost of insurance rates and charges.



    PORTFOLIO--A portfolio represents a different class (or series) of stock of the Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.


    PRO RATA BASIS--Allocations made in the same proportion that the Certificate's cash value in the Fixed Account and the Certificate's cash value in each investment division of the Separate Account bear to the Certificate's total cash value (except for the cash value, if any, in the Loan Account) as of the Date of Receipt of a request.

    SEPARATE  ACCOUNT--Metropolitan  Life  Separate   Account  UL,  a   separate
investment account of MetLife through which premiums paid under the Certificate are invested to the extent allocated to the Separate Account by the Owner.

    SPECIFIED FACE AMOUNT--The amount set forth in the Certificate.

    VALUATION DATE--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.


    VALUATION   PERIOD--The  period  between  two  successive  Valuation  Dates, commencing at 4:00 p.m., New York City time, on each Valuation Date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.


                                    SUMMARY

    Unless the context indicates otherwise, this summary and the discussion in the rest of this Prospectus assume that cash surrender values are sufficient to pay all charges deducted on monthly anniversaries, that no Certificate loans have been made and that no riders are in effect (see "Loan Privileges--Effect of a Certificate Loan," "Payment and Allocation of Premiums--Certificate Termination and Reinstatement While the Group Policy is in Effect," and "Appendix to Prospectus").

    This Prospectus describes only those aspects of the Certificate that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Certificate functions (see "The Fixed Account").

WHO IS THE ISSUER OF THE GROUP POLICIES AND CERTIFICATES?


    MetLife, the issuer of the Group Policies and Certificates, is a mutual life insurance company. It was incorporated under the laws of the State of New York in 1866 and since 1868 it has been engaged in the life insurance business under the name Metropolitan Life Insurance Company. Its Home Office is located at 1 Madison Avenue, New York, New York 10010. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. On December 31, 1996, MetLife had total life insurance in force of approximately $1.6 trillion and total assets under management of approximately $298 billion.


WHAT ARE SEPARATE ACCOUNT UL, THE FIXED ACCOUNT AND THE METROPOLITAN SERIES
FUND?

    The Owner may allocate the net premiums paid under the Certificate to one or more of the investment divisions of the Separate Account, a separate investment account of MetLife (see "The Separate Account") and/or to a Fixed Account established by MetLife. In some cases, however, the participating entity may select the investment divisions available to Owners. Also, the participating entity may retain the right to allocate any net premiums it pays unless and until the covered person retires (as determined by the participating entity) or the Owner's Certificate becomes portable.


    There are currently ten investment divisions available in the Separate Account. The assets in each division are invested in a separate class (or series) of stock of the Fund, a "series" type of mutual fund (see "Metropolitan Series Fund"). Each class of stock represents a separate portfolio within the Fund. The ten portfolios of the Fund which are currently available to Owners are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the State Street Research Diversified Portfolio, the State Street Research Aggressive Growth Portfolio, the GFM International Stock Portfolio, the MetLife Stock Index Portfolio, the Loomis Sayles High Yield Bond Portfolio, the
T. Rowe Price Small Cap Growth Portfolio, the Janus Mid Cap Portfolio and the Scudder Global Equity Portfolio. Net premiums allocated to the Fixed Account are held in the General Account of MetLife.

    Each portfolio of the Fund has a different investment objective and is managed by MetLife. For providing investment management services to the Fund, MetLife receives a fee from the Fund for providing investment management services to each Portfolio. The following chart shows the maximum investment management fee and other Fund expenses for each Portfolio.


                                                                                                       OTHER EXPENSES
                       METROPOLITAN FUND ANNUAL EXPENSES                                                AFTER EXPENSE
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)                        MANAGEMENT FEES    REIMBURSEMENT (A)
--------------------------------------------------------------------------------  -----------------  -------------------
State Street Research Aggressive Growth Portfolio...............................            .75
State Street Research Diversified Portfolio.....................................            .25
GFM International Stock Portfolio...............................................            .75
State Street Research Growth Portfolio..........................................            .25
State Street Research Income Portfolio..........................................            .25
Janus Mid Cap Portfolio(b)......................................................            .75                 .20
Loomis Sayles High Yield Bond Portfolio(b)......................................            .70                 .20
MetLife Stock Index Portfolio...................................................            .25
T. Rowe Price Small Cap Growth Portfolio(b).....................................            .55                 .20
Scudder Global Equity Portfolio(b)(c)...........................................            .62                 .20


                       METROPOLITAN FUND ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)                          TOTAL
--------------------------------------------------------------------------------     -----
State Street Research Aggressive Growth Portfolio...............................
State Street Research Diversified Portfolio.....................................
GFM International Stock Portfolio...............................................
State Street Research Growth Portfolio..........................................
State Street Research Income Portfolio..........................................
Janus Mid Cap Portfolio(b)......................................................         .95
Loomis Sayles High Yield Bond Portfolio(b)......................................         .90
MetLife Stock Index Portfolio...................................................
T. Rowe Price Small Cap Growth Portfolio(b).....................................         .75
Scudder Global Equity Portfolio(b)(c)...........................................         .82


---------

(a) Prior to May 16, 1993, MetLife paid all expenses of the then existing Portfolios of the Fund other than management fee, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.



(b) The Portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. Subject to receiving New York State Insurance Department approval, MetLife has agreed to subsidize all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier.



(c) In addition, MetLife has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent MetLife's waiver of its investment management fee, MetLife estimates that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.


    For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

WHAT DEATH BENEFIT IS AVAILABLE UNDER THE CERTIFICATE?

    The Certificate provides for the payment of a benefit upon the death of the covered person. The death benefit is the specified face amount of the Certificate plus the cash value on the date of death. If greater than the death benefit otherwise payable a minimum death benefit equivalent to a percentage, determined by age at death, of the cash value will be paid. The insurance proceeds payable will be reduced by any outstanding indebtedness and any accrued and unpaid charges (see "Certificate Benefits--Death Benefit").

    In addition, an Owner has the flexibility to add optional insurance benefits by riders specified in the Certificate. These may include a waiver of monthly deduction during total disability rider; an accelerated death benefit rider a living benefits rider; an accidental death benefit rider; an accidental death or dismemberment benefit rider; and a dependent life benefits rider (see "Certificate Benefits--Optional Insurance Benefits"). The cost of these optional insurance benefits will be deducted from the cash value as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value").

    Proceeds under the Certificate may be received in cash or under one of the available optional income plans described in the Appendix to Prospectus (see "Certificate Benefits--Optional Income Plans").

WHAT FLEXIBILITY DOES AN OWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?


    The Owner may increase the specified face amount of the Certificate on a date or dates determined by the participating entity and set forth in the Group Policy (see "Certificate Benefits"). For employees of a participating entity, automatic increases in specified face amount will be made in conjunction with each employee's salary increase on a date or dates specified by the participating entity. Any increases in the death benefit are subject to MetLife's underwriting rules (see "Certificate Benefits--Change in Specified Face Amount"). Any specified face amount increase also will result in additional charges (see "Certificate Benefits--Increases," and "Effect of Changes in Specified Face Amount on Charges"). The specified face amount may also be decreased by the Owner. The specified face amount may never be less than the minimum specified face amount set forth in the Certificate. In no event will the specified face amount be less than $10,000. An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters").


WHAT FLEXIBILITY DOES AN OWNER HAVE IN CONNECTION WITH PREMIUM PAYMENTS?


    If elected by a participating entity and authorized by the Owner, premiums are paid through payroll deduction and are remitted to MetLife by such employer on at least a monthly basis. A participating entity may limit the availability of payroll deduction to employees who contribute a minimum monthly amount specified by the participating entity. If payroll deduction is not available, the Owner may remit premiums to MetLife directly on a quarterly or annual basis. Premium payments will not be credited to the Owner's Certificate until received by MetLife. An Owner has considerable flexibility concerning the amount and frequency of premium payments. An Owner need not pay any specific amount of minimum premiums. Instead, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Owner may be required to make an unscheduled premium payment in order to keep the Certificate in force (see "Payment and Allocation of Premiums").


WHAT HAPPENS TO CERTIFICATES WHEN THE PARTICIPATING ENTITY'S ACTIVE PARTICIPATION IN THE GROUP POLICY IS TERMINATED?

    If the participating entity or MetLife decides to terminate the participating entity's participation in the Group Policy, the participating entity will cease remitting any payroll deductions of premiums. In addition, no future Certificates will be issued under the Group Policy. The current Certificates may also be terminated by MetLife under certain circumstances. There are also circumstances where an Owner may continue the Certificate even after the participating entity's termination of its participation in the Group Policy. If the Certificate is not terminated, different current charges may apply but the guaranteed charges will not be greater than they were prior to the termination of the Group Policy. (See "Effect of Termination of the Group Policy Participation on Owners").

IF THE PARTICIPATING ENTITY CONTINUES TO PARTICIPATE IN THE GROUP POLICY, HOW LONG WILL THE CERTIFICATE REMAIN IN FORCE?

    The Certificate will terminate only when its cash surrender value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deduction from Cash Value"), and the grace period expires without a sufficient payment being made (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination"). Therefore, failure to pay premiums will not automatically cause the Certificate to terminate and payment of premiums does not guarantee that the Certificate will remain in force until its final date.

HOW ARE NET PREMIUMS ALLOCATED?

    The portion of the premium available for allocation ("net premium") equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges"). The participating entity or Owner, as applicable, determines in the application for the Group Policy or enrollment form for the Certificate, respectively, what portions, if any, of net premiums paid by each are to be allocated to the investment divisions of the Separate Account and/or to the Fixed Account. Allocations with respect to the Fixed Account are effective as of the Investment Start Date. Allocations with respect to the investment divisions of the Separate Account are effective as of the Allocation Date, as explained more fully under "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value." An Owner or participating entity, as applicable, may change allocations of future net premiums at any time without charge by notifying MetLife in writing, subject to certain limitations (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value"). Because investment performance of a Separate Account investment division (unlike that of the Fixed Account) is not guaranteed by MetLife, allocation of net premiums to the Separate Account investment divisions increases the amount of investment risk to the Owner, and allocation to the Fixed Account decreases such risk. On the other hand, the potential benefit of the Fixed Account is limited to the return guaranteed by MetLife plus any discretionary return declared by MetLife from time to time.

    Subject to certain restrictions, currently, an Owner may transfer amounts among the investment divisions of the Separate Account or between the Separate Account and the Fixed Account without charge (see "Charges and Deductions"). In the first 24 Certificate months, an Owner may transfer the entire amount in the Separate Account to the Fixed Account without charge (see "Certificate Rights--Exchange Privilege" and "The Fixed Account Death Benefit, Transfer, Withdrawal, Surrender, and Certificate Loan Rights.") An Owner may also elect to participate in one of the systematic investment strategies (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies").

MAY THE CERTIFICATE BE SURRENDERED OR THE CASH VALUE PARTIALLY WITHDRAWN?


    The Owner may surrender the Certificate at any time and receive the cash surrender value of the Certificate. Subject to certain limitations, the Owner also may make partial withdrawals from the cash surrender value at any time prior to the final date (see "Certificate Rights--Surrender and Withdrawal
Privileges"). Certificates under some Group Policies may be subject to a transaction charge of up to $25 (but not more than 2% of the amount withdrawn). Surrenders and withdrawals may have certain tax consequences (see "Federal Tax Matters").


IS THERE A "FREE LOOK" PERIOD?

    The Certificate provides for a free-look period that lasts until 10 days after receipt (except where state law requires a longer period for replacement policies or other reasons) or 45 days after the enrollment form has been completed, whichever is later. The Owner may return the Certificate within this period and MetLife will send the Owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Owner's bank.

    Following an increase in specified face amount requested by an Owner, there is a similar free look period that extends until the later of 10 days after the Owner receives revised Certificate pages reflecting the increase or 45 days after the request for the increase has been completed. During this period, the Owner may elect to terminate the increase, and all Certificate values will be restored to what they would have been had the increase not occurred. MetLife will also refund the amount of any premiums paid, to the extent necessary for the Certificate to continue to be within the definition of life insurance for federal income tax purposes (see "Premiums--Premium Limitations").

WHAT IS THE LOAN PRIVILEGE?

    An Owner may obtain a Certificate loan at any time that the Certificate has a loan value. Loans may be repaid at any time prior to the Final Date (see "Certificate Rights--Loan Privileges"). Certificates under some Group Policies may be subject to a transaction charge of up to $25. Loans are not available for Owners who have exercised the paid-up Certificate provision, except as otherwise required by law.

WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE CERTIFICATE?

    PREMIUM EXPENSE CHARGES. Premium expense charges vary based on the Group Policy under which the Certificate is issued. These charges may consist of a charge of .35% of each premium payment to recover a portion of MetLife's estimated cost for the federal income tax treatment of deferred acquisition costs ("DAC tax charge") and a state premium tax charge of up to 5% of each premium payment (see "Charges and Deductions--Premium Expense Charges").


    MONTHLY DEDUCTION. The charges deducted as part of the monthly deduction can vary based upon the Group Policy under which an Owner's Certificate is issued. Cash value may be reduced by a monthly deduction equal to the sum of any applicable: (1) charge for the cost of insurance. MetLife uses simplified underwriting and guaranteed issue procedures. While the current costs of insurance rates are generally lower than 100% of the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"), the guaranteed rates are up to 150% of the maximum rates that could be charged based on the 1980 CSO Table. The use of simplified underwriting and guaranteed issue procedures may result in the cost of insurance charges being higher for some healthy individuals; (2) cost of any optional insurance benefits added by rider;
(3) monthly administration charge, which may be up to $5.00 per Certificate per month as specified in the Certificate. (See "Charges and Deductions--Monthly Deduction from Cash Value.")



    CHARGES AGAINST SEPARATE ACCOUNT. A daily charge equivalent to an effective annual rate of at least .45% and not to exceed .90% of the average daily value of the net asset, in the Separate Account which are attributable to the Certificates is imposed to compensate MetLife for its assumption of certain mortality and expense risks (see "Charges and Deductions--Charge for Mortality and Expense Risks").


    No charges are currently made against the Separate Account for federal or state income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. Should MetLife determine that such taxes will be imposed, MetLife may make deductions from the Separate Account to pay these taxes (see "Federal Tax Matters"). The imposition of such taxes would result in a reduction of the cash value in the Separate Account.

WHAT IS THE TAX TREATMENT OF CASH VALUE?

    Cash value under a Certificate is subject to the same federal income tax treatment as cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if a Certificate is not a modified endowment contract as discussed in the following paragraph, a Certificate owner generally will be taxed on cash value withdrawn from the Certificate, the cash value received upon surrender of the Certificate or the cash value distributed at the Final Date of a Certificate only to the extent these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal or on the Final Date of a Certificate in excess of premiums paid will be treated as ordinary income.

    Special rules regarding taxation, including the imposition of a tax penalty, govern pre-death withdrawals from life insurance contracts referred to as modified endowment contracts. For more information, see "Federal Tax Matters."

IS THE BENEFICIARY SUBJECT TO FEDERAL INCOME TAX ON THE DEATH BENEFIT?

    Like death benefits payable under conventional fixed benefit life insurance policies, death benefit proceeds payable under the Certificate under current law are generally completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on death benefit proceeds (see "Federal Tax Matters").

IS THE DEATH BENEFIT OR THE CASH VALUE SUBJECT TO FEDERAL ESTATE TAX?

    The death benefit under the Certificate or the cash value may be subject to federal estate tax (see "Federal Tax Matters").

HOW SHOULD PREMIUM PAYMENTS, OWNER REQUESTS AND OTHER COMMUNICATIONS BE SENT TO METLIFE?

    Premium payments and other communications (such as transfer requests, loan requests, loan repayments, withdrawal requests, surrender requests, changes of beneficiary, changes of the specified face amount, or changes of premium allocation) should be sent to the Administrative Office for the Certificate. MetLife may name different Administrative Offices for different transactions. In the future MetLife may permit transfer and withdrawal or other requests to be made by telephone.

    To exercise rights under a Certificate, the Owner must follow the procedures stated in the Certificate. To request a payment, change the allocation among the investment divisions, change the beneficiary, change the specified face amount, change an address or request any other action by MetLife, the Owner should utilize the forms prepared by MetLife for each purpose. The forms are available from the Administrative Offices.

                 SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND

THE SEPARATE ACCOUNT

    The Separate Account, which is a separate investment account of MetLife, was established by MetLife pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with other variable universal life insurance products issued by MetLife. The assets allocated to the Separate Account are the property of MetLife, and MetLife is not a trustee by reason of the Separate Account.

    The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of MetLife. Each Certificate provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of MetLife with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of MetLife. The liabilities are the actuarially determined amount of MetLife's total commitments under the Certificates; the reserves are the assets allocated to pay these commitments. The values of the assets in the Separate Account will not at any time be less than the sum of all amounts then allocated to the Separate Account under variable life insurance policies.

    MetLife may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of MetLife's liabilities and reserves with respect to the Separate Account. MetLife may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities.

    Although the Separate Account is an integral part of MetLife, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of MetLife by the Commission.


    There are currently ten available investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Owners. In addition, investment divisions may be eliminated from the Separate Account. One division, whose corresponding portfolio is not listed below, has been eliminated from the Separate Account.


METROPOLITAN SERIES FUND

    The Fund is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each available Fund portfolio that may be available to Owners is set forth below.


    STATE STREET RESEARCH GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

    STATE STREET RESEARCH INCOME PORTFOLIO: The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.



    STATE STREET RESEARCH DIVERSIFIED PORTFOLIO: The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.



    STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.



    GFM  INTERNATIONAL  STOCK  PORTFOLIO:    The  investment  objective  of this
portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.



    METLIFE STOCK INDEX PORTFOLIO: The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.



    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO: To achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.



    JANUS MID CAP PORTFOLIO: To provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.



    T. ROWE PRICE SMALL  CAP GROWTH PORTFOLIO:   To achieve long-term growth  by
investing in small capitalization companies.



    SCUDDER GLOBAL EQUITY PORTFOLIO: To achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.


    MetLife purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

    On each Valuation Date, shares of each portfolio are purchased or redeemed by MetLife for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Certificate loans, loan repayments and benefit payments to be effected pursuant to the terms of the Certificates as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfolio determined as of 4:00 p.m., New York City time, on that same Valuation Date.

    A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose" in the prospectus for the Fund for a discussion of the different separate accounts for MetLife and its affiliates that invest in the Fund and the risks related thereto.

                              CERTIFICATE BENEFITS

DEATH BENEFIT

    As long as the Certificate remains in force (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination"), MetLife will, upon due proof of the covered person's death, pay the insurance proceeds of the Certificate to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the available optional income plans as described in the Appendix to Prospectus.

    The insurance proceeds are: (a) the death benefit provided on the date of death; plus (b) any additional insurance on the covered person's life that is provided by rider; minus (c) any outstanding indebtedness and any accrued and unpaid charges; and minus (d) certain amounts of death benefit previously decreased as a result of a claim under a rider to the Policy.

    The death benefit is equal to the specified face amount of insurance plus the cash value.

    MINIMUM DEATH BENEFIT--There is a minimum death benefit equal to the greater of (1) the death benefit and (2) a percentage of the cash value as set forth in the following table. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

                                     TABLE

           ATTAINED AGE OF
          COVERED PERSON AT
           THE BEGINNING OF               PERCENTAGE OF
         THE CERTIFICATE YEAR              CASH VALUE
--------------------------------------  -----------------
40 and less:..........................           250%
45:...................................           215%
50:...................................           185%
55:...................................           150%
60:...................................           130%
65:...................................           120%

           ATTAINED AGE OF
          COVERED PERSON AT
           THE BEGINNING OF               PERCENTAGE OF
         THE CERTIFICATE YEAR              CASH VALUE
--------------------------------------  -----------------
70:...................................           115%
75:...................................           105%
80:...................................           105%
85:...................................           105%
90:...................................           105%
95:...................................           100%

For the ages not listed, the percentage decreases by a ratable portion for each full year.

    In no event will the death benefit be lower than the minimum amount required to maintain the Certificate as life insurance under federal income tax law and applicable Internal Revenue Service rules.

    The death benefit provides insurance protection as well as possible build-up of cash value. The death benefit varies as the cash value changes.

    If the covered person dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.


    CHANGE IN SPECIFIED FACE AMOUNT. Subject to certain limitations, an Owner may request an increase in the specified face amount of a Certificate on a date or dates determined by the participating entity and set forth in the Group Policy (see "Decreases" and "Increases" below). For Owners who are qualifying employees of employers who are participating entities, automatic increases in specified face amount will be made in conjunction with each employee's salary increases on a date or dates determined by the participating entity, unless such employee notifies MetLife in writing that no such automatic increases are desired. Any increases in the specified face amount are subject to MetLife's underwriting rules which may include a requirement for satisfactory evidence of the covered person's insurability. The specified face amount may also be decreased by the Owner. An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters"). Any increase or decrease in the specified face amount requested by the Owner will become effective on the monthly anniversary on or next following the date of approval of the request.


    DECREASES. The specified face amount remaining in force after any requested decrease may not be less than the minimum specified face amount as specified in the Certificate. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see "Premiums--Premium Limitations"). For purposes of determining the cost of insurance charge (see "Charges and Deductions--Cost of Insurance", "Cost of Insurance Rate", and "Rate Class"), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increases successively; and (b) the specified face amount on the Date of Certificate.


    INCREASES.   Any requirements  as to the  minimum amount of  an increase are specified in the Certificate. Any increases in specified face amount are subject to MetLife's underwriting rules.


    EFFECT OF CHANGES IN SPECIFIED FACE AMOUNT ON CHARGES. A change in the specified face amount may affect the net amount at risk which may affect an Owner's cost of insurance charge (see "Charges and Deductions--Cost of Insurance", "Cost of Insurance Rate", and "Rate Class"). This in turn can affect the level of subsequent cash values and death benefit. A change in the specified face amount may also affect the Certificate's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").


CASH VALUE

    The total cash value of a Certificate at any time is the sum of the Certificate's cash values in the Fixed Account (see "The Fixed Account"), the Loan Account (see "Certificate Rights--Loan Privileges"), and the investment divisions of the Separate Account at such time. The Certificate's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

    CALCULATION OF SEPARATE ACCOUNT CASH VALUE. The portion of the first net premium allocated to the investment divisions of the Separate Account under a Certificate that is issued within the first Group Policy year will automatically be allocated to the Fixed Account from the Investment Start Date to the Allocation Date. Otherwise, on each Valuation Date, the Certificate's cash value in an investment division of the Separate Account will equal:

        (1) The cumulative amount of all net premium payments, transfers of cash value, loan repayments and interest credited on Certificate loans that are allocated to the investment division; minus

        (2) Any cash value transferred, surrendered or withdrawn from the investment division (including transfers to the Loan Account); minus

        (3) The portion of all charges and deductions allocated to the Certificate's cash value in the investment division (see "Charges and Deductions"); plus or minus

        (4) The cumulative net investment return (discussed below) on the amount of cash value in the investment division.

    The Certificate's total cash value in the Separate Account equals the sum of the Certificate's cash value in each investment division.

    SEPARATE ACCOUNT NET INVESTMENT RETURN. An investment division's net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Certificates as of any Valuation Date are determined as of such time.

    Each investment division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less
(1) an adjustment for the Separate Account's charge for mortality and expense risks (equivalent to at least .45% and not more than .90% on an annual basis) and (2) a charge for MetLife's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account"). The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.

    Depending primarily on the investment experience of the underlying Fund portfolio, an investment division's net investment return may be either positive or negative during a Valuation Period.

    RATES OF RETURN. The following rates of return for the portfolios of the Fund shown below reflect all charges against the available Fund portfolios. THEY DO NOT REPRESENT WHAT MAY HAPPEN IN THE FUTURE. IN ADDITION, THERE ARE SIGNIFICANT CHARGES AGAINST THE SEPARATE ACCOUNT, PREMIUMS AND THE CASH VALUE IN EACH CERTIFICATE THAT ARE NOT IMPOSED AGAINST THE AVAILABLE FUND PORTFOLIOS AND ARE THEREFORE NOT REFLECTED. These charges, i.e. charges against premiums, charges for mortality and expense risks, the administration charge, and the cost of insurance (see "Charges and Deductions--Premium Expense Charges," and "Monthly Deduction from Cash Value"), significantly decrease the rates of return on a given Certificate. The rate of return is computed for each portfolio by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period, adjusting for dividends declared on that portfolio's shares and dividing the result by the net asset value per share at the beginning of the period. The resulting ratio is then annualized to obtain the Average Annual Return shown. The annualization makes the assumption that the rate of return does not vary from any one year period to another and takes into account the effect of compounding.

    Rates of return are useful for reviewing the effectiveness of Fund management and for comparing the investment returns of the underlying Fund portfolios. HOWEVER, FOR THE REASONS STATED ABOVE, NO OWNER SHOULD EXPECT TO RECEIVE FUND RETURN. The hypothetical historical illustrations that appear below demonstrate the effect on the underlying Fund Portfolios' rates of return of all charges against the separate account, premiums and the cash value in the Policy illustrated.


    The first column shown for each investment division begins on the later of the date the portfolio of the Fund in which it invests began operations and the date the first registration statement relating to such portfolio was declared effective by the Securities and Exchange Commission and ends on the date indicated. Other periods shown begin on January 1st and end on December 31st of the following year, except that the average annual return column is for the entire period shown for the division in question. Thus the rates of return are based on the actual historical experience of the available Fund portfolios. The annual return for the International Stock Portfolio was increased due to the voluntary assumption by MetLife of certain expenses for the International Stock Portfolio of the Fund in 1993 (see "Management of the Fund" in the prospectus for the Fund). This subsidization affected annual return only by .01%. There was no subsidization in 1994 or 1995. No material is included relating to the Loomis Sayles High Yield Bond investment division, T. Rowe Price Small Cap Growth investment division, Janus Mid Cap investment division or Scudder Global Equity investment division because the corresponding portfolios of the Fund in which these investment divisions invest were added to the Fund on March 3, 1997.


                                6/24/83-    6/24/83-    12/31/83-   12/31/84-   12/31/85-   12/31/86-   12/31/87-   12/31/88-
                                12/31/96    12/31/83    12/31/84    12/31/85    12/31/86    12/31/87    12/31/88    12/31/88
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
STATE STREET RESEARCH
 GROWTH.......................   457.89%     (4.60%)      0.61%      34.80%      10.19%       5.67%       9.88%      39.96%
STATE STREET RESEARCH
 INCOME.......................   295.20%      2.00%      13.83%      27.21%      19.58%      (1.98%)      9.23%      13.42%

                                                                                                                    AVERAGE
                                12/31/89-   12/31/90-   12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
STATE STREET RESEARCH
 GROWTH.......................   (9.98%)     33.18%      11.57%      14.41%      (3.75%)     34.49%      21.57%     13.56%
STATE STREET RESEARCH
 INCOME.......................    9.98%      17.42%       6.90%      11.32%      (3.32%)     19.70%       3.61%     10.70%


                                                                    7/25/86-    7/25/86-    12/31/86-   12/31/87-   12/31/88-
                                                                    12/31/96    12/31/86    12/31/87    12/31/88    12/31/89
                                                                    ---------   ---------   ---------   ---------   ---------
STATE STREET RESEARCH
 DIVERSIFIED.....................................................    209.70%      3.40%       3.54%       8.88%      23.26%

                                                                                                                    AVERAGE
                                12/31/89-   12/31/90-   12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
STATE STREET RESEARCH
 DIVERSIFIED..................   (0.89%)     24.94%       9.49%      12.79%      (3.44%)     27.87%      14.16%     11.44%


                                                                                            4/29/88-    4/29/88-    12/31/88-
                                                                                            12/31/96    12/31/88    12/31/89
                                                                                            ---------   ---------   ---------
STATE STREET RESEARCH
  AGGRESSIVE GROWTH......................................................................    280.64%       4.62%     33.11%

                                                                                                                    AVERAGE
                                12/31/89-   12/31/90-   12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
STATE STREET RESEARCH
  AGGRESSIVE GROWTH...........   (11.35%)    66.46%      10.37%      22.66%      (3.52%)     31.00%       8.26%     16.66%


                                                                                                                     5/1/90-
                                                                                                                    12/31/96
                                                                                                                    ---------
METLIFE STOCK INDEX..............................................................................................    164.49%

                                                                                                                    AVERAGE
                                 5/1/90-    12/31/90-   12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
METLIFE STOCK INDEX...........    1.95%      29.76%       7.44%       9.55%       1.15%      37.95%      21.74%     15.70%



                                                                                                                    AVERAGE
                                 5/1/91-     5/1/91-    12/31/91-   12/31/92-   12/31/93-   12/31/94-   12/31/95-   ANNUAL
                                12/31/96    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    RETURN
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   -------
GFM INTERNATIONAL STOCK.......   35.88%      (1.55%)     (10.21%)     47.76%      4.45%       1.81%      (2.17%)     5.56%

     ILLUSTRATIONS. In order to demonstrate how the investment experience of the available portfolios of the Fund would have affected the death benefit and cash value of a Certificate, hypothetical illustrations showing the hypothetical net return of each investment division are set forth below. These hypothetical illustrations are based on the actual historical experience of the available Fund portfolios as if the Separate Account had been in existence and a Certificate had been issued on the dates indicated. THEY DO NOT REPRESENT WHAT MAY HAPPEN IN THE FUTURE.

    The illustrations are based on the payment of monthly premiums of $100 for a specified face amount of $100,000 for an individual aged 40. The illustrations assume that no riders are in effect. The periods illustrated are based on the rates of return for such periods set forth in "Rates of Return" above. The illustrations assume no Certificate loans have been made; therefore cash surrender values for the guaranteed illustrations would be $25 less than the cash values shown due to the deduction of a surrender transaction charge, and cash surrender values for the current illustrations would be equal to the cash values shown because it is assumed that no surrender transaction charge is deducted.

    For each investment division, one illustration is based on the guaranteed charge rates under a hypothetical representative standard Group Policy; the other illustration is based as if the current charge rates were in effect during the period illustrated that would be representative of such a Group Policy. The actual maximum and current charge rates can be expected to vary from one Group Policy to another (see "Charges and Deductions").


    The guaranteed illustrations assume: (1) that the covered person is in a rate class that has cost of insurance charges equal to 100% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"); (2) a $5.00 per Certificate per month administration charge plus a charge for administration;
(3) a .35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) a surrender transaction charge of $25.


    The current illustrations assume: (1) that the covered person is in a rate class that has standardized cost of insurance charges equal as set forth in the following table:

         MONTHLY CURRENT COST
           OF INSURANCE RATE
---------------------------------------
             RATE PER THOUSAND DOLLARS
   AGE             OF INSURANCE
----------  ---------------------------
 40 to 44            $    0.17
 45 to 49            $    0.29
 50 to 54            $    0.48
 55 to 59            $    0.75
 60 to 64            $    1.17
 65 to 69            $    2.10


(2) a $2.00 per Certificate per month administration charge; (3) a 0.35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .45% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) no surrender transaction charge.


    These examples of Certificate performance are for a specific age, rate class, and group mortality characteristics premium payment pattern and policy anniversary as set forth above. The benefits are calculated for a specific Certificate anniversary. The amount and timing of premium payments would affect individual Certificate benefits as would any withdrawals or Certificate loans.

    Performance may be shown for the systematic investment strategies made available under the Certificates (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies"). Average annual return for each of the systematic investment strategies may be calculated by presuming a certain dollar value at the beginning of a period, and comparing this dollar value with the dollar value, based on historical performance for the applicable investment divisions or the Fixed Account, at the end of the period, expressed as a percentage. The average annual return in each case will assume that no withdrawals have occurred and will not reflect charges against premiums, cost of insurance or other monthly policy charges.

    This Prospectus also contains illustrations based on assumed rates of return. See "Illustrations Of Death Benefit, Cash Values And Accumulated Premiums."


    The following examples show how the hypothetical net return of the investment division which invests in the corresponding portfolio of the Fund would have affected benefits for a Certificate issued on the January 1 immediately following the effective date of such portfolio if that Certificate imposed the charges and had the other characteristics discussed above under "Illustrations." These examples assume that net premiums and related cash values were in the applicable investment division for the entire period. No illustrations are included relating to the Loomis Sayles High Yield Bond investment division, T. Rowe Price Small Cap Growth investment division, Janus Mid Cap investment division or Scudder Global Equity investment division because the corresponding portfolios of the Fund in which these investment divisions invest were added to the Fund on March 3, 1997.



                          STATE STREET RESEARCH GROWTH


BASED ON CURRENT CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1984...................................................     $    1,247      $     973     $ 100,973
1985...................................................          3,080          2,395       102,395
1986...................................................          4,615          3,579       103,579
1987...................................................          5,950          4,602       104,602
1988...................................................          7,789          6,009       106,009
1989...................................................         12,302          9,297       109,297
1990...................................................         12,226          9,092       109,092
1991...................................................         17,685         12,980       112,980
1992...................................................         21,056         15,290       115,290
1993...................................................         25,370         18,260       118,260
1994...................................................         25,581         18,044       118,044
1995...................................................         35,803         24,816       124,816
1996...................................................         44,863         30,662       130,662



                          STATE STREET RESEARCH GROWTH


BASED ON GUARANTEED CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1984...................................................     $    1,247      $     818     $ 100,818
1985...................................................          3,080          1,978       101,978
1986...................................................          4,615          2,905       102,905
1987...................................................          5,950          3,668       103,668
1988...................................................          7,789          4,688       104,688
1989...................................................         12,302          7,238       107,238
1990...................................................         12,226          7,024       107,024
1991...................................................         17,685          9,914       109,914
1992...................................................         21,056         11,521       111,521
1993...................................................         25,370         13,552       113,552
1994...................................................         25,581         13,319       113,319
1995...................................................         35,803         18,150       118,150
1996...................................................         44,863         22,170       122,170

                          STATE STREET RESEARCH INCOME


BASED ON CURRENT CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1984...................................................     $    1,332      $   1,038     $ 101,038
1985...................................................          3,091          2,403       102,403
1986...................................................          4,992          3,872       103,872
1987...................................................          6,101          4,720       104,720
1988...................................................          7,904          6,099       106,099
1989...................................................         10,252          7,735       107,735
1990...................................................         12,572          9,325       109,325
1991...................................................         16,096         11,781       111,781
1992...................................................         18,465         13,367       113,367
1993...................................................         21,809         15,642       115,642
1994...................................................         22,274         15,614       115,614
1995...................................................         27,978         19,225       119,225
1996...................................................         30,235         20,416       120,416



                          STATE STREET RESEARCH INCOME


BASED ON GUARANTEED CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1984...................................................     $    1,332      $     873     $ 100,873
1985...................................................          3,091          1,985       101,985
1986...................................................          4,992          3,143       103,143
1987...................................................          6,101          3,757       103,757
1988...................................................          7,904          4,755       104,755
1989...................................................         10,252          6,020       106,020
1990...................................................         12,572          7,201       107,201
1991...................................................         16,096          8,991       108,991
1992...................................................         18,465         10,056       110,056
1993...................................................         21,809         11,573       111,573
1994...................................................         22,274         11,489       111,489
1995...................................................         27,978         14,004       114,004
1996...................................................         30,235         14,662       114,662

                       STATE STREET RESEARCH DIVERSIFIED


BASED ON CURRENT CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1987...................................................     $    1,142      $     890     $ 100,890
1988...................................................          2,486          1,934       101,934
1989...................................................          4,393          3,408       103,408
1990...................................................          5,570          4,311       104,311
1991...................................................          8,333          6,433       106,433
1992...................................................         10,419          7,866       107,866
1993...................................................         13,018          9,669       109,669
1994...................................................         13,744         10,069       110,069
1995...................................................         18,936         13,716       113,716
1996...................................................         22,918         16,446       116,446



                       STATE STREET RESEARCH DIVERSIFIED


BASED ON GUARANTEED CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1987...................................................     $    1,142      $     749     $ 100,749
1988...................................................          2,486          1,595       101,595
1989...................................................          4,393          2,758       102,758
1990...................................................          5,570          3,418       103,418
1991...................................................          8,333          4,994       104,994
1992...................................................         10,419          6,099       106,099
1993...................................................         13,018          7,441       107,441
1994...................................................         13,744          7,659       107,659
1995...................................................         18,936         10,281       110,281
1996...................................................         22,918         12,128       112,128



                              METLIFE STOCK INDEX


BASED ON CURRENT CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  ----------------  -------------  -------------
1991...................................................     $    1,357       $   1,058      $ 101,058
1992...................................................          2,734           2,126        102,126
1993...................................................          4,249           3,297        103,297
1994...................................................          5,508           4,263        104,263
1995...................................................          9,020           6,962        106,962
1996...................................................         12,333           9,330        109,330

                              METLIFE STOCK INDEX


BASED ON GUARANTEED CHARGES


                                                             PREMIUMS
                                                            ACCUMULATED
                CERTIFICATE YEAR ENDING                       AT FUND
                  ON DECEMBER 31ST OF                     RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  -----------------  -------------  -------------
1991...................................................      $   1,357        $     890      $ 100,890
1992...................................................          2,734            1,756        101,756
1993...................................................          4,249            2,670        102,670
1994...................................................          5,508            3,382        103,382
1995...................................................          9,020            5,412        105,412
1996...................................................         12,333            7,240        107,240



                    STATE STREET RESEARCH AGGRESSIVE GROWTH


BASED ON CURRENT CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------  ----------------  -----------  -------------
1989...................................................     $    1,338      $   1,043     $ 101,043
1990...................................................          2,327          1,810       101,810
1991...................................................          5,437          4,218       104,218
1992...................................................          7,372          5,703       105,703
1993...................................................         10,389          8,014       108,014
1994...................................................         11,207          8,479       108,479
1995...................................................         16,018         11,939       111,939
1996...................................................         18,544         13,662       113,662



                    STATE STREET RESEARCH AGGRESSIVE GROWTH


BASED ON GUARANTEED CHARGES


                                                             PREMIUMS
                                                           ACCUMULATED
                CERTIFICATE YEAR ENDING                      AT FUND
                  ON DECEMBER 31ST OF                    RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  ----------------  -------------  -------------
1989...................................................     $    1,338       $     877      $ 100,877
1990...................................................          2,327           1,493        101,493
1991...................................................          5,437           3,416        103,416
1992...................................................          7,372           4,536        104,536
1993...................................................         10,389           6,261        106,261
1994...................................................         11,207           6,608        106,608
1995...................................................         16,018           9,237        109,237
1996...................................................         18,544          10,464        110,464

                            GFM INTERNATIONAL STOCK


BASED ON CURRENT CHARGES


                                                             PREMIUMS
                                                            ACCUMULATED
                CERTIFICATE YEAR ENDING                       AT FUND
                  ON DECEMBER 31ST OF                     RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  -----------------  -------------  -------------
1992...................................................      $   1,143        $     891      $ 100,891
1993...................................................          3,110            2,419        102,419
1994...................................................          4,400            3,413        103,413
1995...................................................          5,729            4,433        104,433
1996...................................................          6,791            5,242        105,242



                            GFM INTERNATIONAL STOCK


BASED ON GUARANTEED CHARGES


                                                             PREMIUMS
                                                            ACCUMULATED
                CERTIFICATE YEAR ENDING                       AT FUND
                  ON DECEMBER 31ST OF                     RATES OF RETURN    CASH VALUE    DEATH BENEFIT
-------------------------------------------------------  -----------------  -------------  -------------
1992...................................................      $   1,143        $     750      $ 100,750
1993...................................................          3,110            1,998        101,998
1994...................................................          4,400            2,770        102,770
1995...................................................          5,729            3,523        103,523
1996...................................................          6,791            4,074        104,074


    From time to time the Separate Account may advertise its performance ranking information among similar investments as compiled by Lipper Analytical Services Inc., Morningstar, Inc. and other independent organizations.

    From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes.

BENEFIT AT FINAL DATE
    If the covered person is living, MetLife will pay to the Owner the cash value of the Certificate on the Final Date, reduced by any outstanding indebtedness (see "Certificate Benefits--Cash Value"). The Final Date of a Certificate is the Certificate anniversary on which the covered person is 95 or later, if so requested by the Owner and permitted by law (see "Federal Tax Matters").

OPTIONAL INCOME PLANS
    During the covered person's lifetime, the Owner may arrange for the cash surrender value to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date. If no election is made, MetLife will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

    When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the covered person's death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

OPTIONAL INSURANCE BENEFITS
    Subject to certain requirements, one or more of the optional insurance benefits described in the Appendix to Prospectus, may be included with a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). See the Appendix to Prospectus, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Certificate.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A CERTIFICATE

    Certificates will only be offered to eligible employees, and their spouses when provided by the participating entity. Individuals wishing to purchase a Certificate must complete an enrollment form which must be received in good order by the Administrative Office before a Certificate will be issued or any investment return will commence thereunder. A Certificate will not be issued with a specified face amount less than the Minimum Specified Face Amount. Acceptance is subject to MetLife's underwriting rules. MetLife reserves the right to reject an enrollment for any reason permitted by law.

PREMIUMS

    The Owner is not required to pay any specific amount of premiums. MOREOVER THE PAYMENT OF PREMIUMS WILL NOT GUARANTEE THAT THE CERTIFICATE REMAINS IN FORCE. Instead, the duration of the Certificate while the Group Policy is in force depends upon the Certificate's cash surrender value (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination").


    Premiums will be paid through payroll deduction, where provided by the participating entity. A participating entity may limit the availability of payroll deduction to employees who contribute a minimum monthly amount specified by the participating entity. A participating entity may remit payroll deductions to MetLife as much as 30 days after the deduction is made. If there is no payroll deduction available, an Owner may elect to pay the premium quarterly or annually.


    Subject to the minimum and maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. The Certificate, therefore, provides the Owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.

    During the first Group Policy year, the portion of the first premium payment under each Certificate allocated to investment divisions of the Separate Account will be allocated to the Fixed Account from the Investment Start Date until the Allocation Date as discussed in detail under "Allocation of Net Premiums," below. Thereafter, the portion of a premium payment allocated to the investment divisions of the Separate Account under such Certificates and any portion of premium payments allocated to the investment divisions of the Separate Account under Certificates issued after the first Group Policy year are credited to the Separate Account as of the Date of Receipt of the premium payment, together with any necessary allocation instructions in good order from the participating entity. The portion of each premium payment under each certificate allocated to the Fixed Account is credited to the Fixed Account as of the Date of Receipt.

    PREMIUM LIMITATIONS. The Certificate will terminate after a grace period commencing on a monthly anniversary when the cash surrender value is insufficient to pay the monthly deduction on that date. Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Code rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, MetLife will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Certificate from terminating.

    There may be cases where the total of all premiums paid could cause the Certificate to be classified as a modified endowment contract (see "Federal Tax Matters"). The annual statement (see "Reports") sent to each Owner will include information regarding the modified endowment contract status of a Certificate. In cases where a Certificate is not an irrevocable modified endowment contract, the annual statement will indicate what action the Certificate owner can take to reverse the modified endowment contract status of the Certificate.

    The first premium may not be less than the planned periodic premium. Every unplanned premium payment must be at least $100. Premium payments less than these minimum amounts will be refunded to the Owner. These minimum premium limits can be changed by MetLife. No increase will take effect until 90 days after notice is sent to the Owner.

ALLOCATION OF PREMIUMS AND CASH VALUE

    NET PREMIUMS. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges").

    ALLOCATION OF NET PREMIUMS. In the enrollment form for a Certificate, the Owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. In some cases, the participating entity retains the right to allocate the portion of any net premiums it pays rather than the Owner pays among the Fixed Account and the investment divisions of the Separate Account unless and until the covered person retires, as determined by the participating entity (if the covered person is employed by the participating entity), or the Certificate becomes portable. The Certificate includes a description of the Owner's right to allocate net premiums. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Owner may change the allocation of future net premiums without charge at any time by providing MetLife with written notification at the Administrative Office. The change will be effective as of the Date of Receipt of the notice at the Administrative Office.

    A newly-issued Certificate is credited with an investment return commencing with the date the first premium for that Certificate is received, or, if later, the Date of Certificate. With one exception, the investment return that commences on this "Investment Start Date" is based on the allocation among the Fixed Account and the investment divisions of the Separate Account selected by the Owner (or, to the extent mentioned in the preceding paragraph, the participating entity). The one exception is for Certificates that are issued during the first year that the related Group Policy has been in effect. For those Certificates, the initial premium payments allocated to the investment division of the Separate Account will be allocated to and earn the current interest rate in the Fixed Account during the 20 day period of time from the Investment Start Date to the Allocation Date. Thereafter, the investment return is based on the investment allocation selected by the Owner or participating entity as mentioned above.

    The Certificate's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Owner bears this investment risk. Owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

    CASH VALUE TRANSFERS. Except as described below, on and after the Allocation Date the Owner may transfer cash value among the Fixed Account and investment divisions of the Separate Account. In some cases, the participating entity may retain the right to transfer the portion of any cash value attributable to net premiums it pays rather than the Owner pays among the Fixed Account and the investment divisions of the Separate Account unless and until the covered person retires, as determined by the participating entity (if the covered person is employed by the participating entity) or the Owner's Certificate becomes portable. In addition, in some cases, the maximum amount that may be transferred from the Fixed Account in any Certificate year is the greater of $200 or 25% of the largest amount in the Fixed Account over the last four Certificate years, or, if the Certificate has been in effect for less than that period, since the Certificate date. This limit does not apply to a full surrender, to any loans taken or to any transfers made under a systematic investment strategy (see "Systematic Investment Strategies").The Certificate includes a description of the Owner's cash value transfer rights. There is no charge for transfers.

    A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $200 or the total amount in an investment division or, if the transfer is from the Fixed Account, the total amount in the Fixed Account. Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the

Fixed Account counts as one transfer. MetLife will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Administrative Office, except in the limited circumstances described under "Other Certificate Provisions--Payment Deferment," and "The Fixed Account--Death Benefit Transfer, Withdrawal, Surrender and Certificate Loan Rights."

    Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to MetLife, or in another form of communication acceptable to MetLife.

    MetLife reserves the right, if permitted by state law, to allow Owners to make transfer requests by telephone. If MetLife decides to permit this transfer procedure, and an Owner elects to participate in the transfer procedure, the following will apply: the Owner will authorize MetLife to act upon the telephone instructions of any person purporting to be the Owner, assuming MetLife's procedures have been followed, to make transfers both from amounts in the Certificate's Fixed Account and in the Separate Account. MetLife will institute reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the Owner will be asked to produce the Owner's personalized data prior to MetLife initiating any transfer requests by telephone. Additionally, as with other transactions, the Owner will receive a written confirmation of any such transfer. Neither MetLife nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that MetLife or the Separate Account reasonably believe to be genuine. In the event that these transfer procedures are instituted and in the further event that an Owner who has elected to use such procedures encounters difficulty with them, such Owner should make the request to the Administrative Office.


    SYSTEMATIC INVESTMENT STRATEGIES. For certain groups, MetLife may permit the Owner to submit a written authorization directing MetLife to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Account. The participating entity will be able to inform its employees whether these investment strategies are available. MetLife currently offers four such investment strategies: the "Equity Generator," the "Equalizer," the "Allocator" and the "Rebalancer." Only one of these systematic investment strategies may be in effect at any one time. The Owner may submit a written request electing a strategy or directing MetLife to cancel a systematic investment strategy at any time. The election of any systematic investment strategy in connection with a Certificate's initial purchase will become effective on the later of the Allocation Date and the end of the free look period.



    Under the "Equity Generator," Owners may have the interest earned on amounts in the Fixed Account transferred to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as elected by the Owners. Any such transfer from the Fixed Account to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as applicable, will be made at the beginning of each Certificate month following the Certificate month in which the interest is earned. The transfer will only be made for a month during which at least $20.00 in interest is earned. Amounts earned during a month in which less than $20.00 in interest is earned will remain in the Fixed Account.



    Under the "Equalizer," at the end of a calendar quarter, a transfer is made from the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division, as elected by the Owner, to the Fixed Account or from the Fixed Account to such elected investment division in order to make the Fixed Account and such elected investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of such elected investment division that is not part of this systematic investment strategy will automatically terminate the "Equalizer" election. The Owner may then reelect the "Equalizer" strategy commencing on the next Certificate anniversary.


    Under the "Allocator," at the beginning of each Certificate month, an amount designated by the Owner is transferred from the Fixed Account to any investment division(s) specified by the Owner. The Owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the Fixed Account each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the Fixed Account for a certain number of months; or (3) designating a total amount to be transferred from the Fixed Account in equal monthly installments over a certain number of months. The Owner's designations must allow the "Allocator" to remain in effect for at least three months.

    Under the "Rebalancer," Owners may elect the periodic redistribution of cash value so that the cash value is allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are allocated. MetLife will redistribute the cash value at the beginning of each calendar quarter.


TERMINATION OF PARTICIPATING ENTITY PARTICIPATION IN THE GROUP POLICY


    Participation in the Group Policy will terminate if the participating entity decides to terminate its participation in the Group Policy. In addition, MetLife may also terminate the participating entity's participation in the Group Policy if during any twelve month period, the aggregate specified face amount for all Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum permissible levels established by MetLife and set forth in the Certificate or if the participating entity makes available to employees another life insurance product. Both the participating entity and MetLife must provide ninety days' written notice to the other as well to the Owners before terminating participation in the Group Policy. Termination of participation in the Group Policy means that the participating entity will no longer remit premiums to MetLife through payroll deduction and that no new Certificates will be issued under the participating entity's group. Owners of portable Certificates as defined in the Certificate as of the Certificate monthly anniversary next following the termination of the participating entity's participation in the Group Policy and Owners who exercised the paid-up Certificate provision as of a date not later than the last Certificate monthly anniversary immediately prior to notice of termination being sent to Owners will remain Owners of the Certificates.


EFFECT OF TERMINATION OF GROUP POLICY PARTICIPATION ON OWNERS

    A Termination by the participating entity or MetLife of the participating entity's participation in the Group Policy will not affect Owners whose Certificates have become portable or who have exercised their paid-up Certificate option by dates specified in the preceding paragraph. For all other Owners, the following applies:

    If the participating entity replaces the Group Policy with another life insurance product that accumulates cash value, Certificates will be terminated and cash surrender values of each Owner will be transferred to the other life insurance product. If the Owner does not elect to be covered under the new product or if the new product does not provide coverage for the Owner, the Certificate's cash surrender value will be transferred to the Owner.

    If the participating entity replaces the Group Policy with a life insurance product that does not accumulate cash value, Certificates will be terminated and Owners will receive their cash surrender value. In this case and in any other case where Owners receive their cash surrender value, Owners may purchase an annuity product from MetLife instead.

    If the participating entity does not replace the Group Policy with another life insurance product, then, depending on the terms of the Certificate, Owners may have the option of electing to become Owners of portable Certificates or Owners of paid-up Certificates, or Owners may have the option of electing the standard conversion rights set forth in the Certificate or receiving the cash surrender value of their Certificates.

    If an Owner becomes the Owner of a portable Certificate, the current cost of insurance may change but will never be higher than the guaranteed cost of insurance. If an Owner elects the standard conversion rights, insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate. The Owner will receive any cash surrender value not used to purchase such standard conversion right.

CERTIFICATE TERMINATION AND REINSTATEMENT WHILE THE GROUP POLICY IS IN EFFECT

    TERMINATION. If the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, MetLife will notify the Owner and any assignee of record of that shortfall. The Owner will then have a grace period of the greater of 61 days, measured from the Certificate monthly anniversary, or 30 days after the date notice is mailed, to make sufficient payment. Failure to make a sufficient payment within the grace period will result in termination of the Certificate without any cash surrender value. If the covered person dies during the grace period, the insurance proceeds will still be payable, but any accrued and unpaid monthly deductions will be deducted from the proceeds.

    REINSTATEMENT. Unless the Group Policy is terminated and the Owner would not have been permitted to retain the Certificate on a portable or paid-up basis (see "Effect of Termination of Group Policy Participation on Owners"), a terminated Certificate may be reinstated any time within 3 years (or longer where required by state law) after the end of the grace period and before the Final Date by submitting the following items to MetLife: (1) a written request for reinstatement; (2) evidence of insurability satisfactory to MetLife; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions--Premium Expense Charges"), is large enough to cover the monthly deductions through the end of the grace period and for at least the two Certificate months commencing with the effective date of reinstatement.



    Indebtedness on the date of termination will be cancelled and need not be repaid, but may be reinstated. The amount of cash surrender value on the date of reinstatement will be determined in the manner set forth in the Certificate.



    The date of reinstatement will be the monthly anniversary on or next following the date of approval of the request. The terms of the original Certificate, including the insurance rates provided therein, will apply to the reinstated Certificate. A reinstated Certificate is subject to a new period of contestability (see "Other Certificate Provisions--Incontestability").


                             CHARGES AND DEDUCTIONS


    To the extent discussed in this section, the charges under the Certificates for one Group may differ from those for any other group. Because of the methodology for establishing the mix of charges and product features in the context of the particular circumstances of each Group, the Certificates issued in connection with each group are deemed to be a separate class or series.


PREMIUM EXPENSE CHARGES


    TAX CHARGES. Two charges are currently made for taxes related to premiums. These taxes include any federal, state or local taxes measured by or based on the amount of premiums received by MetLife. A charge of .35% of each premium payment is made to compensate MetLife for its increased federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. An additional charge is made for state premium taxes. Premium taxes vary from state to state, and may be zero in some cases. One rate will be charged for each group. The initial charge for each group will be an estimate of anticipated taxes to be incurred on behalf of each Group Policy during the first Group Policy year. For each Group Policy year after the first Group Policy year, the state premium tax charge will be based on anticipated taxes taking into account actual state and local premium taxes incurred on behalf of each Group Policy in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or changes in the residences of the Owners. This charge may vary from 0 to 5% of premium. MetLife will waive state premium taxes for Internal Revenue Code section 1035 exchanges from any other policy to a Certificate. MetLife will waive the DAC tax charge for Internal Revenue Code section 1035 exchanges from another MetLife policy to a Certificate. MetLife does not anticipate making a profit on this charge.


MONTHLY DEDUCTION FROM CASH VALUE

    The monthly deduction from cash value includes the cost of insurance charge, the charge for optional insurance benefits added by rider (see "Certificate Benefits--Optional Insurance Benefits"), and the administration charges. The cost of insurance charge, and the administration charges are discussed separately in the paragraphs that follow. The charges that comprise the monthly deduction can vary depending upon the Group Policy under which an Owner's Certificate is issued. The Certificate describes the charges applicable to each Owner.

    The monthly deduction accrues on each monthly anniversary commencing with the Date of Certificate; however, the actual deduction may be made up to 45 days after each such monthly anniversary. It will be allocated among the Fixed Account and each investment division of the Separate Account on a Pro Rata Basis. See "Payment and Allocation of Premiums--Issuance of a Certificate" regarding when insurance coverage starts under a newly issued Certificate.

    COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. MetLife will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the insurance amount for each Certificate month. The insurance amount for a Certificate month is (a) the death benefit at the beginning of the Certificate month, less (b) the cash value at the beginning of the Certificate month.


    The insurance amount will be affected by changes in the specified face amount of the Certificate (see "Certificate Benefits--Death Benefits"). The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the minimum death benefit is in effect (see "Death Benefit--Minimum Death Benefit"), then the cost of insurance will vary directly with the cash value.



    COST OF INSURANCE RATE. Cost of insurance rates are based on the age and rate class of the covered person and group mortality characteristics, the particular characteristics (such as the rate class structure, the degree of stability in the charges sought by the participating entity and portability features) under the Group Policy that are agreed to by MetLife and the participating entity, and the amount of any surplus or reserves to be transferred to MetLife from any previous insurer or from another MetLife policy (see "Other Certificate Provisions--Dividends"). The actual monthly cost of insurance rates will be based on MetLife's expectations as to future experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the maximum rates that could be charged based on the 1980 CSO Table. The maximum guaranteed rates may be higher than the 1980 CSO Table because MetLife uses simplified underwriting and guaranteed issue procedures whereby the covered person may not be required to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to underwriting criteria. Under certain circumstances a covered person may be required to submit to a medical or paramedical examination. The current cost of insurance rates for most groups are lower than 100% of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all persons of the same insuring age, rate class and group. MetLife reviews its cost of insurance rates annually and adjusts the rates from time to time based on several factors including the number of Certificates in force for each group, the number of Certificates in the group surrendered or becoming portable during the period and the actual experience of the group.


    RATE CLASS. The rate class of a covered person affects the cost of insurance rate. MetLife and the participating entity will agree to the number of classes and characteristics of each class. The classes may vary by smokers and nonsmokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other nondiscriminatory classes agreed to by the participating entity. Where smoker and non-smoker divisions are provided, a covered person who is in the non-smoker division of a rate class will have a lower cost of insurance than a covered person in the smoker division of the same rate class, even if each covered person has an identical Certificate.


    ADMINISTRATION CHARGE. The administration charge is a charge which may be up to $5.00 per Certificate per month as specified in the Certificate. The Certificate will describe the administration charge applicable to each Owner.



    This charge will be used to compensate MetLife for expenses incurred in the administration of the Certificate as a group variable universal life certificate. These expenses include the cost of processing enrollments, determining insurability, and establishing and maintaining Certificate records. Differences in the administration charge rates applicable to different Group Policies will be determined by MetLife based on expected differences in the administrative costs under the Certificates or in the amount of revenues that MetLife expects to derive from the charge. Such differences may result, for example, from features under each Group Policy that are agreed to by MetLife and the participating entity; the extent to which certain administrative functions in connection with the Group Policy are to be performed by MetLife or by the participating entity; and the expected average Certificate size.


CHARGES AGAINST THE SEPARATE ACCOUNT

    CHARGE FOR MORTALITY AND EXPENSE RISKS. A daily charge is made against the Separate Account for mortality and expense risks assumed by MetLife. The amount of the charge is equivalent to an effective annual rate of at least .45% and is guaranteed not to exceed an effective annual rate of .90% of the average daily value of the assets in the Separate Account which are attributable to the Policies. MetLife reserves the right, if permitted by applicable law, to change the structure of mortality and expense risk charge so that it is charged on a monthly basis as a percentage of cash value attributable to the Separate Account or so that it is charged as a component of the monthly deduction.


    The mortality risk assumed is that covered persons may live for a shorter period of time than estimated and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will be greater than estimated. MetLife will realize a gain if the charges prove ultimately to be more than sufficient to cover the actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on MetLife. If its estimates of future mortality and expense experience are accurate, MetLife anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, MetLife could incur a loss.

    Differences in the mortality and expense risk charge rates applicable to different Group Policies will be determined by MetLife based on differences in the levels of mortality and expense risks under those Policies. Differences in mortality and expense risk arise principally from the fact that (a) the factors discussed above under "Monthly Deduction From Cash Value" on which the cost of insurance and administration charges are based are more uncertain in some cases than in others and (b) MetLife's ability to recover any unexpected mortality and administrative expense costs from the cost of insurance and administration charges will also vary from case to case depending on the maximum rates for such charges agreed upon by MetLife and the participating entity. MetLife will determine cost of insurance, administration, and mortality and expense risk charge rates pursuant to its established actuarial procedures, and in doing so MetLife will not discriminate unreasonably or unfairly against Owners of Certificates under any Group Policy.

    CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes. However, MetLife may decide to make such a charge in the future (see "Federal Tax Matters").

GUARANTEE OF CERTAIN CHARGES

    MetLife guarantees, and may not increase the rates specified in the Certificate for the following charges: the charge for the estimated cost of Federal income tax treatment of deferred acquisition costs, apart from any change in the law; the maximum cost of insurance charge; the maximum administration charge; and the maximum charge for mortality and expense risks with respect to the Certificates.

OTHER CHARGES

    FUND INVESTMENT MANAGEMENT FEE AND EXPENSES. Shares of the Fund are purchased for the Separate Account at their net asset value, which reflects Fund fees and expenses as described more fully under "What are Separate Account UL, the Fixed Account and the Metropolitan Series Fund?" and in the attached prospectus for the Fund.

    The Certificates do not impose any charges for sales expenses. Such expenses will be paid from other sources, including any excess accumulated charges for mortality and expense risks under the Certificates, any other gains attributable to operations with respect to the Certificates and MetLife's general assets and surplus.

      ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUES AND ACCUMULATED PREMIUMS

    The tables in this section illustrate the way in which a Certificate's death benefit and cash value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of monthly premiums (see "Premiums--Premium Limitations"), for a specified face amount of $100,000 for an individual who is age 40. The illustrations assume no Certificate loans have been made; therefore cash surrender values for the guaranteed illustrations would be $25 less than the cash values shown due to the deduction of a surrender transaction charge, and cash surrender values for the current illustrations would be equal to the cash values shown because it is assumed that no surrender transaction charge is deducted.


    The guaranteed illustrations assume: (1) that the covered person is in a rate class that has maximum guaranteed cost of insurance charges equal to 100% of the maximum rates that could be charged based on the 1980 CSO Table; (2) a $5.00 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) a surrender transaction charge of $25.


    The current illustrations assume: (1) that the covered person is in a rate class that does not distinguish between smoker and nonsmoker and has current standardized cost of insurance charges as set forth in the following table:

         MONTHLY CURRENT COST
           OF INSURANCE RATE
---------------------------------------
             RATE PER THOUSAND DOLLARS
   AGE             OF INSURANCE
----------  ---------------------------
 40 to 44            $    0.17
 45 to 49            $    0.29
 50 to 54            $    0.48
 55 to 59            $    0.75
 60 to 64            $    1.17
 65 to 69            $    2.10


Comparable illustrations for a covered person in MetLife's standard smoker underwriting risk classification or in a substandard risk classification would show lower cash values and, therefore, a lower death benefit. Conversely, comparable illustrations for a covered person in MetLife's standard nonsmoker underwriting risk classification would show higher cash values and cash surrender values and, therefore, a higher death benefit; (2) a $2.00 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .45% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) no surrender transaction charge.



    The amounts shown for the death benefits and cash values also take into account the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the available Fund portfolios (an average of the rates for the ten available portfolios of the Fund) and .13% for other direct expenses of the available Fund portfolios (the average daily rate of such expenses for the available Fund portfolios during 1996). Taking account of the charges for investment management services, other Fund expenses and the current charge for mortality and expense risks, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.12%, 4.86% and 10.83%, respectively. With the guaranteed charges, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of:
-1.56%, 4.39% and 10.33%, respectively.


    The guaranteed maximum charge illustration is based on rates charged under a hypothetical representative standard Group Policy; the current charge illustrations are based on rates that would be representative of such a Group Policy (see "Monthly Deduction From Cash Value--Cost of Insurance Rate"). The actual maximum current charge rates can be expected to vary from one Group Policy to another.

    The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

    Upon request, MetLife will furnish an illustration reflecting the proposed covered person's age, Certificate charges, the specified face amount or premium amount requested, frequency of premium payments, and any available rider requested.

             GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE(1)
                                  ISSUE AGE 40
                        SPECIFIED FACE AMOUNT: $100,000
                               GUARANTEED CHARGES


                                                     TOTAL CASH VALUE(2)                  TOTAL DEATH BENEFIT(2)
                                 PREMIUMS           ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL
                                ACCUMULATED        GROSS ANNUAL INVESTMENT                GROSS ANNUAL INVESTMENT
            END OF                 AT 5%             RATES OF RETURN OF                     RATES OF RETURN OF
         CERTIFICATE             INTEREST     ---------------------------------   ---------------------------------------
             YEAR                PER YEAR        0%          6%          12%          0%            6%            12%
------------------------------  -----------   ---------   ---------   ---------   -----------   -----------   -----------
 1............................    $ 1,232     $  784      $  809      $  834      $100,784      $100,809      $100,834
 2............................      2,526      1,529       1,626       1,726       101,529       101,626       101,726
 3............................      3,885      2,232       2,449       2,678       102,232       102,449       102,678
 4............................      5,311      2,894       3,275       3,696       102,894       103,275       103,696
 5............................      6,809      3,511       4,102       4,783       103,511       104,102       104,783
 6............................      8,382      4,083       4,929       5,944       104,083       104,929       105,944
 7............................     10,033      4,606       5,752       7,183       104,606       105,752       107,183
 8............................     11,767      5,081       6,568       8,507       105,081       106,568       108,507
 9............................     13,588      5,505       7,375       9,921       105,505       107,375       109,921
 10...........................     15,499      5,873       8,167      11,429       105,873       108,167       111,429
 15...........................     26,590      6,669      11,615      20,472       106,669       111,615       120,472
 20...........................     40,746      5,122      13,257      32,230       105,122       113,257       132,230
 25...........................     58,812        158      11,234      46,801       100,158       111,234       146,801
 30...........................     81,870          0(3)    2,087      62,987             0(3)    102,087       162,987


---------
(1) Assumes monthly payments of $100 paid at the beginning of each Certificate month. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Certificate to terminate because of insufficient cash value.


(3) Zero value in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination," for further details.


    IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE(1)
                                  ISSUE AGE 40
                        SPECIFIED FACE AMOUNT: $100,000
                                CURRENT CHARGES


                                                   TOTAL CASH VALUE(2)            TOTAL DEATH BENEFIT(2)
                                 PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                                ACCUMULATED      GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
            END OF                 AT 5%           RATES OF RETURN OF               RATES OF RETURN OF
         CERTIFICATE             INTEREST     -----------------------------  --------------------------------
             YEAR                PER YEAR        0%         6%       12%         0%           6%       12%
------------------------------  -----------   ---------   -------  --------  -----------   --------  --------
 1............................    $ 1,232     $  932      $   962  $    992  $100,932      $100,962  $100,992
 2............................      2,526      1,854        1,971     2,091   101,854       101,971   102,091
 3............................      3,885      2,765        3,029     3,310   102,765       103,029   103,310
 4............................      5,311      3,667        4,139     4,660   103,667       104,139   104,660
 5............................      6,809      4,558        5,302     6,157   104,558       105,302   106,157
 6............................      8,382      5,296        6,374     7,663   105,296       106,374   107,663
 7............................     10,033      6,026        7,498     9,333   106,026       107,498   109,333
 8............................     11,767      6,747        8,677    11,183   106,747       108,677   111,183
 9............................     13,588      7,461        9,913    13,234   107,461       109,913   113,234
 10...........................     15,499      8,167       11,209    15,507   108,167       111,209   115,507
 15...........................     26,590     10,471       17,408    29,646   110,471       117,408   129,646
 20...........................     40,746     11,075       23,434    51,161   111,075       123,434   151,161
 25...........................     58,812      9,196       28,222    83,831   109,196       128,222   183,831
 30...........................     81,870      1,996       27,983   131,136   101,996       127,983   231,136


---------
(1) Assumes monthly payments of $100 paid at the beginning of each Certificate month. The values would vary from those shown if the amount or frequency of payments varies.


(2) Assumes no loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Certificate to terminate because of insufficient cash value.


    IT IS  EMPHASIZED THAT  THE HYPOTHETICAL  INVESTMENT RATES  OF RETURN  SHOWN
    ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               CERTIFICATE RIGHTS

LOAN PRIVILEGES

    CERTIFICATE LOAN. At any time, the Owner may borrow money from MetLife using the Certificate as the only security for the loan. Certificates under some Group Policies may be subject to a transaction charge of up to $25 for each loan. The smallest amount the Owner can borrow at any one time is $200. The maximum amount that may be borrowed at any time is the loan value. The loan value equals 75% (or higher where required by state law) of the cash surrender value. For situations where a Certificate loan may be treated as a taxable distribution, see "Federal Tax Matters."

    ALLOCATION  OF CERTIFICATE LOAN.   MetLife will  allocate a Certificate loan
among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

    INTEREST. Interest charges can vary depending upon the Group Policy under which an Owner's Certificate is issued. The Certificate describes the interest charges applicable to each Owner. The interest rate may be up to 8% per year. The Certificate specifies the current interest rate applicable to each Owner. Interest payments are generally due at the beginning of each Certificate year. However, MetLife reserves the right to make interest payments due in a different manner. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Loan Account. Generally, interest paid to MetLife in connection with Certificate loans is not deductible. For further information with respect to loan interest deductibility, counsel and other competent advisors should be consulted.

    EFFECT OF A CERTIFICATE LOAN. As of the Date of Receipt of the loan request, cash value equal to the portion of the Certificate loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to the Certificate Loan Account, reducing the Certificate's cash value in the accounts from which the transfer was made. The transfer will be allocated among the Fixed Account and investment divisions of the Separate Account on a Pro Rata Basis (see "Charges and Deductions--Monthly Deduction from Cash Value").

    Cash value in the Loan Account equal to indebtedness will be credited with interest at a rate equal to the rate of loan interest charged less a percentage charge, determined by MetLife. This charge may be up to 2%. Thus, the interest rate credited may be up to 8%. The Certificate indicates the current charge applicable to each Owner and the current interest rate credited to the amounts in the Loan Account. The minimum rate credited to the Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

    The Certificate's cash value in the Loan Account will be the outstanding indebtedness on the Valuation Date plus any interest credited to the Loan Account which has not yet been allocated to the Fixed Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

    INDEBTEDNESS. Indebtedness equals the outstanding Certificate loan and loan interest. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, MetLife will notify the Owner and any assignee of record. If a sufficient payment is not made to MetLife within the greater of 61 days, measured from the such monthly anniversary, or 30 days after the date notice of the start of the grace period is mailed, the Certificate will terminate without value. The Certificate may, however, later be reinstated, subject to certain conditions (see "Certificate Termination and Reinstatement While the Group Policy is in Effect").

    REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Final Date while the covered person is living. If not repaid, MetLife will deduct indebtedness from any amount payable under the Certificate. As of the Date of Receipt of the repayment, the Certificate's cash value in the Certificate Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the

Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The Owner should designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND WITHDRAWAL PRIVILEGES


    Subject to the limitations set forth below, at any time before the earlier of the death of the covered person and the Final Date, the Owner may make a partial withdrawal or totally surrender the Certificate by sending a written request to Administrative Office. The maximum amount available for surrender or withdrawal is the cash surrender value on the Date of Receipt of the request. Certificates under some Group Policies may be subject to a transaction charge of up to $25 (but no more than 2% of the amount withdrawn) for each surrender, withdrawal or partial withdrawal. This charge would be used to defray MetLife's costs on effecting the transaction and it would not be designed to yield any profit to MetLife. No transaction charge will apply to the termination of a
Certificate due to the termination of the Group Policy by either the participating entity or MetLife. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters."



    SURRENDER. The Owner may surrender the Certificate for its cash surrender value. If the Certificate is being surrendered, MetLife may require that the Certificate itself be returned along with the request. An Owner may elect to have the proceeds paid in a single sum. If the covered person dies after the surrender of the Certificate and payment to the Owner of the cash surrender value but before the end of the Certificate month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Certificate's death benefit and cash value, both computed as of the surrender date.


    PARTIAL WITHDRAWALS. The Owner may make a partial withdrawal from the Certificate's cash surrender value. The minimum partial withdrawal is $200. The amount withdrawn will be deducted from the Certificate's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis. The death benefit will be reduced by the amount withdrawn.


    In some cases, the maximum amount that may be withdrawn through a partial withdrawal from the Fixed Account in any Certificate year is the greater of $200 or 25% of the largest amount in the Fixed Account over the last four Certificate years, or, if the Certificate has been in force less than such period, since the Date of Certificate. The Certificate includes a description of the Owner's rights to make partial withdrawals.


EXCHANGE PRIVILEGE

    During the first 24 Certificate months following the issuance of the Certificate, the Owner may exercise the Certificate exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This will, in effect, serve as an exchange of the Certificate for the equivalent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers." Similarly, during the first 24 months following an increase in the specified face amount requested by the Owner, the Owner may request a one time charge-free transfer of the Separate Account cash value attributable to the increase to the Fixed Account, including a transfer in the amount of any premium payments that have been deemed attributable to the increase.

    In those states which require it, the Owner may also, during the first 24 Certificate months following the issuance of the Certificate, without charge, on one occasion exchange any Certificate still in force for a flexible premium fixed benefit life insurance policy issued by MetLife. Upon such exchange, the Certificate's cash value will be transferred to the General Account of MetLife.

                               THE FIXED ACCOUNT

    An Owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of MetLife. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and MetLife has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

    This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Group Policy and Certificates involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Certificate.

    Subject to applicable law, MetLife has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabilities arising out of any other business of MetLife.

    The allocation or transfer of funds to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, MetLife guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. MetLife is not obligated to credit interest at any higher rate, although MetLife may do so, in its sole discretion.

FIXED ACCOUNT CASH VALUE

    Net premiums allocated to the Fixed Account are credited to the Certificate. The Certificate's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Certificate indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Certificate. ANY INTEREST METLIFE CREDITS ON THE CERTIFICATE'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METLIFE. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

    MetLife will declare a rate of excess interest which is guaranteed until the end of the calendar year in which the Group Policy first becomes effective. Thereafter, as of January 1 of each year, MetLife will declare the rate of excess interest applicable to net premium payments allocated to the Fixed Account during each such year. As of January 1 of each year, MetLife will also declare the rate of excess interest applicable to cash value in the Fixed Account. MetLife may also establish multiple bands of excess interest. This means that different rates of excess interest may apply to premium payments received in different years. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

    The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Certificate's cash value in the Fixed Account. The portion of the monthly deduction that is deducted from the Fixed Account will be charged against the most recent premiums paid and interest credited thereto.

DEATH BENEFIT, TRANSFER, WITHDRAWAL, SURRENDER, AND CERTIFICATE LOAN RIGHTS

    Amounts in the Fixed Account are generally subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Certificate loans (see "Certificate Benefits--Death Benefit," "Allocation of Premiums and Cash Value--Cash Value Transfers," "Loan Privileges," "Surrender and Withdrawal Privileges"). However, transfers from the Fixed Account may be subject to additional limitations as described under "Allocation of Premiums and Cash Value."

    MetLife reserves the right to delay transfers, withdrawals, surrenders and the payment of the Certificate loans allocated to the Fixed Account for up to six months (see "Other Certificate Provisions--Payment and Deferment"). Payments to pay premiums on another policy with MetLife will not be delayed.

                           RIGHTS RESERVED BY METLIFE

    MetLife reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Owners or would be appropriate in carrying out the purposes of the Certificates. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, MetLife will obtain Owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes MetLife may make include:

    - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

    - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

    - To transfer any assets in any investment division to another investment division, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

    - To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

    - To change the way MetLife assesses charges, but without increasing the aggregate amount charged to the Fixed Account or the Separate Account in connection with the Certificates.

    - To make any other necessary technical changes in the Certificate in order to conform with any action the above provisions permit MetLife to take.

    If any of these changes result in a material change in the underlying investments of an investment division to which the net premiums of a Certificate are allocated, MetLife will notify the Owner of such change, and the Owner may then make a new choice of investment divisions or the Fixed Account without charge.

                          OTHER CERTIFICATE PROVISIONS

    OWNER. The Owner of a Certificate is the covered person unless another owner has been named in the enrollment form for the Certificate. Unless otherwise reserved by the participating entity, the Owner is entitled to exercise all rights under a Certificate while the covered person is alive, including the right to name a new owner or a contingent owner who would become the owner if the Owner should die before the covered person dies.

    BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the covered person's death. The Owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the covered person is alive. If no beneficiary or contingent beneficiary is alive when the covered person dies, the Owner (or the Owner's estate) will be the beneficiary. While the covered person is alive, the Owner may change any beneficiary or contingent beneficiary.

    If more than one beneficiary is alive when the covered person dies, they will be paid in equal shares, unless the Owner has chosen otherwise.

    INCONTESTABILITY. MetLife will not contest the validity of a Certificate after it has been in force during the covered person's lifetime for up to two years from the Date of Certificate (or date of reinstatement if a terminated Certificate is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Certificate. MetLife will not contest the validity of any increase requested by an Owner in the death benefit after such increase has been in force during the covered person's lifetime for up to two years from its effective date.


    SUICIDE. The insurance proceeds will not be paid if the covered person commits suicide, while sane or insane, within two years (or less if required by state law) from the Date of Certificate. Instead, MetLife will pay the beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Certificate loan and less any partial cash withdrawal. If the covered person commits suicide, while sane or insane, more than two years after the Date of Certificate but within two years (or less if required by state law) from the effective date of any increase in the death benefit, MetLife's liability with respect to such increase will be limited to the cost thereof.

    MISSTATEMENT  OF  AGE.    If  the covered  person's  age  as  stated  in the
enrollment form for a Certificate is not correct, benefits under a Certificate will be adjusted to reflect the correct age.

    COLLATERAL ASSIGNMENT. The Owner may assign a Certificate as collateral. All rights under the Certificate will be transferred to the extent of the assignee's interest. MetLife is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Administrative Office. MetLife is not responsible for the validity of any assignment or release thereof.

    PAYMENT AND DEFERMENT. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. MetLife will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

    However, MetLife may defer the determination, application or payment of any such amount or any transfer of cash value in the Separate Account for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closing), for any period during which any emergency exists as a result of which it is not reasonably practicable for MetLife to determine the investment experience for a Certificate or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Owners. MetLife will not defer a loan used to pay premiums on other policies or certificates issued by it.

    As with traditional life insurance, MetLife can delay payment of the entire insurance proceeds or other Certificate benefits if entitlement to payment is being questioned or is uncertain.


    DIVIDENDS. The Group Policies and Certificates are participating. However, in view of the manner in which MetLife has determined the premium rates and charges, it is not anticipated that the Group Policies and Certificates will be entitled to any dividend. In this connection, when a participating entity transfers coverage from a prior insurer or from a different MetLife policy to a Group Policy, or transfers coverage from a Group Policy to a successor insurer, certain amounts of surplus or reserves may also be transferred, respectively, to MetLife for use with the Group Policy or to the successor insurance company, rather than being declared as dividends.


    The   description  throughout  this  Prospectus   of  the  features  of  the
Certificates is subject to the specific terms of the Certificates.

        SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES


    MetLife performs the sales and administrative services relating to the Group Policies and Certificates. The offices of MetLife which administer the Group Policies and Certificates are located in Aurora, Illinois and Tulsa, Oklahoma. Each participating entity and Owner will be notified which office will be the Administrative Office for servicing the Certificates. MetLife may name different Administrative Offices for different transactions.

    MetLife acts as the principal underwriter (distributor) of the Group Policies and Certificates as defined in the 1940 Act (see "Distribution of the Group Policies and Certificates"). In addition to selling insurance and annuities, MetLife also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate
Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of MetLife, and Metropolitan Life Separate Account E of MetLife, each of which is registered as a unit investment trust under the 1940 Act. Finally, MetLife acts as principal underwriter for other forms of variable universal life insurance policies, premiums for which may also be allocated to the Separate Account.

    BONDING. The directors, officers and employees of MetLife are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

              DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES

    The Group Policies and Certificates will be sold by individuals who are licensed life insurance sales representatives and registered representatives of MetLife, the principal underwriter of the Certificates. MetLife is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No commissions are paid to MetLife's registered representatives for distribution of the Group Policies or Certificates, although MetLife representatives may earn certain incentive award credits.

    Group Policies and Certificates may also be sold through other registered broker-dealers who have entered into selling agreements with MetLife.
Commissions or fees which are payable to a broker-dealer or third party administrator ("TPA") are set forth in MetLife's schedules of group insurance commission rates. Payments or commissions to broker-dealers or TPAs normally consist of two elements. The first element is based on the lowest premium sufficient to keep the Certificate in force. Under this element, a commission is payable to a maximum of 15% of premium, as described above, and is based upon the services provided by the broker-dealer or TPA. The second element is a per Certificate payment, based upon total number of Certificates issued under the Group Policy. Maximum first year payments and renewal payments per Certificate are specified in MetLife's schedules of group insurance commission rates. In no event will commissions exceed the maximum percentage of gross premium commission payable under New York State law, for all Certificates.


    Any payments and commissions are paid by MetLife. They do not result in any charges against the Group Policy or Certificates in addition to those set forth under "Charges and Deductions." Since no premium was paid in 1996, no compensation was paid in 1996.


                              FEDERAL TAX MATTERS

    The following description is a brief summary of some of the tax rules, primarily related to federal income and estate taxes, which in the opinion of MetLife are currently in effect.

    The Certificate receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under the Certificate is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Owner is not deemed to be in constructive receipt of the cash values under the Certificate until actual withdrawal or surrender.

    Under existing tax law, an Owner generally will be taxed on cash value withdrawn from the Certificate and cash value received upon surrender of the Certificate. Under most circumstances, unless a Certificate is a modified endowment contract as discussed below, and unless the distribution occurs during the first 15 Certificate years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Certificate that exceeds the total premiums paid (less previous non-taxable withdrawals) will be treated as ordinary income. During the first 15 Certificate years, cash distributions from a Certificate, made as a result of a Certificate change that reduces the death benefit or other benefits under a Certificate, will be taxable to the Owner, under a complex formula, to the extent that cash value exceeds premiums paid (less previous non-taxable withdrawals).

    Section 817(h) of Code and the Treasury Regulations thereunder set diversification rules for the investments underlying the Group Policies, in order for the Group Policies to be treated as life insurance. MetLife believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Owners of all positive investment experience credited to a Certificate for the period of non-compliance and until such time as a settlement of the matter is reached with the Internal Revenue Service.

    There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Owner control over allocation of cash value may cause Owners to be treated as the owners of Separate Account assets for tax purposes. MetLife reserves the right to amend the Group Policies in any way necessary to avoid any such result.

    MetLife also believes that loans received under the Certificate will be treated as indebtedness of an Owner for federal tax purposes, and, unless the Certificate is or becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Certificate will constitute income to the Owner. However, any remaining outstanding loan at the time the Certificate is totally surrendered, exchanged, terminated or on the Final Date may be subject to tax depending of the amount of gain in the Certificate.

    In the case of a modified endowment contract, amounts received before death including Certificate loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same Owner during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of amounts received before age 59 1/2 under a modified endowment contract.

    In general, a modified endowment contract is a life insurance contract entered into or, generally, materially changed after June 20, 1988 that fails to meet a "7-pay test". Each Certificate is tested separately for purposes of the 7-pay test. Under the 7-pay test, if the amount of premiums paid with respect to a Certificate at any time during the first 7 Certificate years exceeds the sum of the net level premiums which would have been paid if the Certificate provided for paid-up future benefits after the payment of 7 level annual payments, the Certificate is a modified endowment contract. A Certificate may have to be reviewed under the 7-pay test even after the first seven Certificate years in the case of certain events such as a material modification of the Certificate as discussed below. If there is a reduction in benefits under the Certificate during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level. Any distribution made within two years before a Certificate fails the 7-pay test may be treated as made in anticipation of such failure.

    Whether or not a particular Certificate meets these definitional requirements is dependent on the date it was entered into, premium payments made and the periodic premium payments to be made, the level of death benefit, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

    A Certificate should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Certificate to determine to what extent, if any, these tax rules apply. A material modification to a Certificate includes, but is not limited to, any requested increase in the future benefits provided under the Certificate. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Certificate years will not be considered material modifications. The annual statement sent to each Owner will include information regarding the modified endowment contract status of a Certificate (see "Premiums--Premium Limitations").


    Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making premium payments, increasing or decreasing the Specified Face Amount, or adding or removing a rider.

    While "employee pay all" group variable universal life should generally be treated as separate from any Code Section 79 Group Term Life Insurance Plan concurrently in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, giving rise to adverse tax consequences.


    Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

    The death benefit payable under the Certificate is includable in the covered person's gross estate for federal estate tax purposes if the death benefit is paid to the covered person's estate or if the death benefit is paid to a beneficiary other than the estate and the covered person either possessed incidents of ownership in the Certificate at the time of death or transferred incidents of ownership in the Certificate to another person within three years of death.

    Whether or not any federal estate tax is payable with respect to the death benefit of the Certificate which is included in the covered person's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

    If the Owner of the Certificate is not the covered person, and the Owner dies before the covered person, the value of the Certificate, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the Owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

    State and local income, estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each covered person, Owner or beneficiary.

    Finally, employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act ("ERISA").

    The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisors should be consulted for more complete information.

                                   MANAGEMENT

    The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS


                                                                                            POSITIONS AND OFFICES
              NAME                     PRINCIPAL OCCUPATION & BUSINESS ADDRESS                   WITH METLIFE
--------------------------------  --------------------------------------------------  ----------------------------------
Curtis H. Barnette..............  Chairman and Chief Executive Officer,               Director
                                  Bethlehem Steel Corp.,
                                  1170 Eighth Avenue,
                                  Martin Tower 2118,
                                  Bethlehem, PA 18016-7699.
Gerald Clark....................  Senior Executive Vice President and Chief           Director
                                  Investment Officer
Joan Ganz Cooney................  Chairman, Executive Committee,                      Director
                                  Children's Television Workshop,
                                  One Lincoln Plaza,
                                  New York, NY 10023.

                                                                                            POSITIONS AND OFFICES
              NAME                     PRINCIPAL OCCUPATION & BUSINESS ADDRESS                   WITH METLIFE
--------------------------------  --------------------------------------------------  ----------------------------------
Burton A. Dole, Jr..............  Chairman of the Board,                              Director
                                  Nellcor Puritan Bennett,
                                  2200 Faraday Avenue,
                                  Carlsbad, CA 92008-7208.
James R. Houghton...............  Retired Chairman of the Board,                      Director
                                  Corning Incorporated,
                                  80 East Market Street
                                  2nd Floor
                                  Corning, NY 14830.
Harry P. Kamen..................  Chairman, President and                             Chairman, President, Chief
                                  Chief Executive Officer,                              Executive Officer and Director
                                  Metropolitan Life Insurance Company,
                                  One Madison Avenue,
                                  New York, NY 10010.
Helene L. Kaplan................  Of Counsel, Skadden, Arps, Slate,                   Director
                                  Meagher & Flom,
                                  919 Third Avenue,
                                  New York, NY 10022.
Charles M. Leighton.............  Chairman and Chief Executive Officer,               Director
                                  CML Group, Inc.,
                                  524 Main Street,
                                  Acton, MA 01720.
Richard J. Mahoney..............  Chairman of the Executive Committee,                Director
                                  Monsanto Company - Mail Zone N3L
                                  800 N. Lindbergh Blvd.,
                                  St. Louis, MO 63167.
Allen E. Murray.................  Retired Chairman of the Board                       Director
                                  and Chief Executive Officer,
                                  Mobil Corporation,
                                  P.O. Box 2072
                                  New York, NY 10163.
John J. Phelan, Jr..............  Retired Chairman and Chief Executive                Director
                                  Officer, New York Stock Exchange, Inc.,
                                  P.O. Box 312,
                                  Mill Neck, NY 11765.
John B. M. Place................  Former Chairman of the Board,                       Director
                                  Crocker National Corporation,
                                  111 Sutter Street, 4th Fl.,
                                  San Francisco, CA 94104.
Hugh B. Price...................  President and Chief Executive Officer,              Director
                                  National Urban League, Inc.,
                                  500 East 62nd Street
                                  New York, NY 10021.
Robert G. Schwartz..............  Retired Chairman of the Board,                      Director
                                  President and Chief Executive Officer,
                                  Metropolitan Life Insurance Company,
                                  200 Park Avenue, Suite 5700
                                  New York, NY 10166.
Ruth J. Simmons.................  President,                                          Director
                                  Smith College,
                                  College Hall 20,
                                  NorthHampton, MA 01063.

                                                                                            POSITIONS AND OFFICES
              NAME                     PRINCIPAL OCCUPATION & BUSINESS ADDRESS                   WITH METLIFE
--------------------------------  --------------------------------------------------  ----------------------------------
William S. Sneath...............  Retired Chairman of the Board,                      Director
                                  Union Carbide Corporation,
                                  41 Leeward Lane,
                                  Riverside, CT 06878.

OFFICERS*


               NAME OF OFFICER                                          POSITION WITH METLIFE
---------------------------------------------  ------------------------------------------------------------------------
Harry P. Kamen...............................  Chairman of the Board, President and Chief Executive Officer
Gerald Clark.................................  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler............................  Senior Executive Vice-President and Chief Financial Officer
Gary A. Beller...............................  Executive Vice-President and General Counsel
Robert H. Benmosche..........................  Executive Vice President
C. Robert Henrikson..........................  Executive Vice-President
Jeffrey J. Hodgman...........................  Executive Vice-President
David A. Levene..............................  Executive Vice-President
John D. Moynahan, Jr.........................  Executive Vice-President
Catherine A. Rein............................  Executive Vice-President
William J. Toppeta...........................  Executive Vice-President
John H. Tweedie..............................  Executive Vice-President
Richard M. Blackwell.........................  Senior Vice-President
James B. Digney..............................  Senior Vice-President
William T. Friedewald........................  Senior Vice-President and Chief Medical Director
Ira Friedman.................................  Senior Vice-President
Frederick P. Hauser..........................  Senior Vice-President & Controller
Anne E. Hayden...............................  Senior Vice-President
Sibyl C. Jacobson............................  Senior Vice-President
Joseph W. Jordan.............................  Senior Vice-President
Nicholas D. Latrenta.........................  Senior Vice-President
Leland C. Launer, Jr.........................  Senior Vice-President
Terence I. Lennon............................  Senior Vice-President
James L. Lipscomb............................  Senior Vice-President
James M. Logan...............................  Senior Vice-President
Francis P. Lynch.............................  Senior Vice-President
Dominick A. Prezzano.........................  Senior Vice-President
Joseph A. Reali..............................  Senior Vice-President
Vincent P. Reusing...........................  Senior Vice-President
Felix Schirripa..............................  Senior Vice-President
Robert E. Sollmann, Jr.......................  Senior Vice-President
Thomas L. Stapleton..........................  Senior Vice-President & Tax Director
James F. Stenson.............................  Senior Vice-President
Stanley J. Talbi.............................  Senior Vice-President
Richard R. Tartre............................  Senior Vice-President
Arthur G. Typermass..........................  Senior Vice-President & Treasurer
James A. Valentino...........................  Senior Vice-President
Judy E. Weiss................................  Senior Vice-President and Chief Actuary
Richard F. Wiseman...........................  Senior Vice-President
Harvey M. Young..............................  Senior Vice-President
Louis J. Ragusa..............................  Vice-President and Secretary


---------
* The principal occupation of each officer, except for Gary A. Beller, Robert H. Benmosche and Terence I. Lennon during the last five years has been as an officer of MetLife or an affiliate thereof. The business address of each officer is 1 Madison Avenue, New York, New York 10010. Gary A. Beller has been an officer of MetLife since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an Officer of MetLife since September, 1995; prior thereto, he was an executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of MetLife since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance.

                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF FUND SHARES

    In accordance with its view of present applicable law, MetLife usually will vote the shares of each of the portfolios of the Fund which are deemed attributable to Certificates at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result MetLife determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

    Accordingly, the Owner will have a voting interest under a Certificate. The number of shares held in each Separate Account investment division deemed attributable to each Owner is determined by dividing a Certificate's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which an Owner has the right to give instructions will be determined as of the record date for the meeting.

    Fund shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies (including the Certificates) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Fund shares held in the General Account or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if MetLife or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

    The Owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

    Each Owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to MetLife.

    Current interpretations and rules under the 1940 Act permit Fund shares to be voted in a manner contrary to Owner voting instructions under certain circumstances. In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Owners.

                                    REPORTS

    Owners will receive promptly statements of significant transactions such as changes in specified face amount, transfers among investment divisions, partial withdrawals, increases in loan principal by the Owner, loan repayments, termination for any reason, reinstatement and premium payments. Transactions pursuant to systematic investment strategies (see "Payment and Allocation of Premiums") may be confirmed quarterly. Owners whose premiums are automatically remitted under payroll deduction plans do not receive individual confirmation of premium payments from MetLife apart from that provided by their bank or employer. A statement will be sent at least annually to the Owner within thirty days after the period covered summarizing all of the above transactions and deductions of charges occurring during that Certificate year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any Certificate loan and unpaid loan interest added to loan principal. Any statement will also discuss the modified endowment contract status of a Certificate (see "Premiums--Premium Limitations"). In addition, an Owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.


                                STATE REGULATION

    MetLife is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Group Policy and form of Certificate has been filed with, and approved by, insurance officials in each jurisdiction where the Group Policy and Certificates are sold. MetLife intends to satisfy the necessary requirements to distribute the Certificates in all fifty states and the District of Columbia as soon as possible.

    MetLife is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

                             REGISTRATION STATEMENT

    A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, MetLife and the Certificates. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

                                 LEGAL MATTERS


    The legality of the Group Policies and Certificates described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of MetLife. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised MetLife on certain matters relating to the federal securities laws.


                                    EXPERTS


    The financial statements included in this Prospectus of Metropolitan Life Separate Account UL as of December 31, 199 and for the two years then ended and the financial statements of Metropolitan Life Insurance Company as of December 31, 199 and 199 and for the three years ended December 31, 199 have been
audited by                ,  independent auditors,  as stated  in their  reports
appearing herein and have been so included in reliance upon the reports of such opinions given upon the authority of such firm as experts in auditing and accounting.


    Actuarial  matters included in this Prospectus  have been examined by George
J. Kalb, FSA, MAAA, Vice-President and Actuary of MetLife, as stated in his opinion filed as an exhibit to the registration statement.

                              FINANCIAL STATEMENTS


    The financial statements of MetLife included in this Prospectus should be considered only as bearing upon the ability of MetLife to meet its obligations under the Group Policies and Certificates.



    [to be added by amendment]

                             APPENDIX TO PROSPECTUS
                             OPTIONAL INCOME PLANS

    The insurance proceeds when the covered person dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Certificate, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can have significant federal income tax consequences associated with the Certificate proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1.  INTEREST INCOME

    The   amount  applied  will  earn  interest  which  will  be  paid  monthly.
Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.  INSTALLMENT INCOME FOR A STATED PERIOD

    Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A.  INSTALLMENT INCOME OF A STATED AMOUNT

    Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.  SINGLE LIFE INCOME--GUARANTEED PAYMENT PERIOD

    Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A.  SINGLE LIFE INCOME--GUARANTEED RETURN

    Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.  JOINT AND SURVIVOR LIFE INCOME

    Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

    OTHER FREQUENCIES AND PLANS. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with MetLife's approval.

    CHOICE OF INCOME PLANS. See "Certificate Benefits--Optional Income Plans" and "Certificate Rights-- Surrenders," regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from the Administrative Office, and reference should be made to these forms for further details.

    LIMITATIONS. If the payee is not a natural person, the choice of an income plan will be subject to MetLife's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

    INCOME PLAN RATES. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by MetLife but never less than 3% per year. Life income payments will be based on a rate set by MetLife and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Certificate. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

    Optional insurance benefit riders may be attached to a Certificate, subject to, their availability under the Group Policy, their availability under state law, certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Certificate with riders from the Administrative Office. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

    The following riders will be provided to all Owners if elected by the participating entity:

    WAIVER OF MONTHLY DEDUCTION DURING TOTAL DISABILITY. This rider waives the entire monthly deduction during the "Total Disability" of the covered person if the covered person is "Totally Disabled" for at least six months beginning prior to age 60. "Total Disability" or "Totally Disabled" means that because of sickness or an injury the covered person cannot do his or her job, and cannot do any other job for which they are fit by education, training or experience. Monthly deductions will continue to be waived until the earliest of the following: (a) the date the covered person is no longer totally disabled, or (b) the date the covered person does not give MetLife proof of Total Disability when required, or (c) the day before the date the covered person becomes 65 years old. If there has been an increase in the death benefit resulting from a request by the Owner and the Owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Certificate. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Certificate would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Certificate to zero, it may be advantageous for the Owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

    ACCELERATED DEATH BENEFIT. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Owner if the covered person's life span has been drastically limited so that the covered person is expected to die within six months or twelve months, as specified in the rider, or is not expected recover from the cause of reduction in life span. In addition some riders also provide this benefit if the covered person is permanently confined to a Nursing Home and has a life expectancy of less than two years. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider.

    Upon payment of a portion of the death benefit, the death benefit under the Certificate is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Certificate in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Certificate loan will be deducted from the payment.


    The payment under this rider may be taxable or may affect eligibility for benefits under state or federal law. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.


    The following riders may be elected by either the participating entity or the Owner, as set forth in the Policy or Certificate:

    ACCIDENTAL DEATH BENEFIT. This rider provides additional insurance equal to an amount stated in the Certificate if the covered person dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the covered person dies from an accident occurring while the covered person is a fare-paying passenger on a common carrier. This rider is available at issue only.

    ACCIDENTAL DEATH OR DISMEMBERMENT BENEFIT. In addition to benefits described under "Accidental Death Benefits," above, this rider provides benefits if a covered person is injured in an accident if the covered loss occurs not more than 90 days after the date of an accident and prior to age 70. Covered losses may include loss of life, a hand, foot or sight of an eye. The amount of benefits on account of a covered person is the amount specified in the Certificate.

    DEPENDENT LIFE BENEFITS. This rider provides insurance on the life of a dependent payable to the Owner or other designated beneficiary while the benefits are in effect for that dependent on the date of death as set forth in this rider. A dependent may be the Owner's spouse or unmarried child. A child who may be covered includes a child who is supported solely by you and permanently living in the home of which you are the head, a child who is legally adopted or a stepchild who lives in your home. A child may be covered until age 19 and in some cases up to 23 years of age. A dependent child with a physical handicap or mental retardation may continue to be a dependent. The amount of dependent term insurance will be specified in the rider.

       METLIFE -REGISTERED TRADEMARK-

       GVUL

       GROUP VARIABLE UNIVERSAL LIFE

       PROSPECTUSES FOR

       - GROUP VARIABLE UNIVERSAL LIFE
               INSURANCE POLICIES AND CERTIFICATES

             ISSUED BY

                METROPOLITAN LIFE INSURANCE
                  COMPANY

             - METROPOLITAN SERIES FUND, INC.


                    ML-GVUL (5/97 EDITION) PRINTED IN U.S.A.

                    POLICY FORM NO. 2130-S

                             (EXP 5/98) MLIC-LD


                    18000136683 (0598)

[LOGO]

    METLIFE CUSTOMER SERVICE CENTER                              BULK RATE
    177 SOUTH COMMONS DRIVE                                    ZIP+4 BARCODED
    AURORA, ILLINOIS 60507                                   U.S. POSTAGE PAID
    ADDRESS CORRECTION REQUESTED                                RUTLAND, VT
    FORWARDING AND RETURN                                        PERMIT 220
    POSTAGE GUARANTEED

                                    PART II
                  UNDERTAKING WITH RESPECT TO FEES AND CHARGES



    MetLife represents that the fees and charges deducted under the Group Policies and Certificates described in this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife under the Group Policies and Certificates. MetLife bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for MetLife to earn a profit, the degree to which the Group Policies and Certificates include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.



                       CONTENTS OF REGISTRATION STATEMENT


    This Registration Statement comprises the following papers and documents:

       The facing sheet.


       Cross-Reference Table.



       The Prospectus consisting of 46 pages.


       Undertaking to File Reports, filed with the initial filing of this Registration Statement on April 14, 1995.

       Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, filed with the initial filing of this Registration Statement on April 14, 1995.

       Representation, Description and Undertaking pursuant to rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940, filed with the initial filing of this Registration Statement on April 14, 1995.


       Undertaking with respect to fees and charges.


       The signatures.

       Written Consents of the following persons:

        Christopher  P.  Nicholas,  filed  with  the  initial  filing  of   this
        Registration Statement on April 14, 1995.

        George J. Kalb (filed with Exhibit 6 below)


        Deloitte & Touche LLP (to be filed by Amendment)


       The following exhibits:

      1.A         (1) --Resolution of Board of Directors of Metropolitan Life effecting the
                        establishment of Metropolitan Life Separate Account...........................    *
                  (2) --Not Applicable
                  (3) --(a) Not Applicable
                      --(b) Form of Selected Broker Agreement.........................................   +++
                      --(c) Schedule of sales commissions.............................................   ****
                  (4) --Not applicable
                  (5) --(a) Specimen Group Variable Universal Life Insurance Policy (including any
                            alternate pages as required by state law) with form of riders, if any.....    ++
                      --(b) Specimen Group Variable Universal Life Insurance Certificate issued under the Group Variable Universal Life Policy (including any alternate pages as
                            required by state law) with form of riders, if any........................    ++
                  (6) --(a) Charter and By-Laws of Metropolitan Life..................................   ++++
                      --(b) Amendment to By-Laws......................................................   ++++
                  (7) --Not Applicable

                  (8) --Not Applicable
                  (9) --Not Applicable
                 (10) --(a) Application Form for Policy and Form of Receipt...........................   +++
                      --(b) Enrollment Form for Certificate and Form of Receipt.......................   +++
                      --(c) Request For Systematic Transfer Option Form...............................   +++
       2.             --See Exhibit 1.A(5) above
       3.             --Opinion and consent of Counsel as to the legality of the securities being
                        sold..........................................................................    ++
       4.             --Not Applicable
       5.             --Not Applicable
       6.             --Opinion and consent of George J. Kalb relating to the Group Variable Universal
                        Life Insurance Policies.......................................................    +
       7.             --Powers of Attorney............................................................    **
      10.             --Memorandum describing certain procedures filed pursuant to Rule
                        6e-3(T)(b)(12)(iii)...........................................................    ++
      27.             --Financial Data Schedule of Separate Account UL (period ending December 31,
                        1995).........................................................................    +


---------
    + Filed herewith.

    * Incorporated by reference to the initial filing of the Registration Statement of Separate Account UL (File No. 33-32813) on January 5, 1990.


   ** Powers of Attorney for signatories other  than Harry P. Kamen, Stewart  G.
      Nagler, Curtis H. Barnette, Hugh B. Price, Ruth J. Simmons, Burton A. Dole, Jr., Gerald Clark, and Charles M. Leighton were filed with the filing of Post-Effective Amendment No. 1 to the Registration Statement of Separate Account UL (File No. 33-32813) on March 1, 1991. Power of Attorney for Harry P. Kamen was filed with the initial filing of the Registration Statement of Separate Account UL (File No. 33-57320) on January 22, 1993. A Power of Attorney for Stewart G. Nagler was filed with Pre-Effective Amendment No. 1 of the Registration Statement of Separate Account UL (File No. 33-57320) on July 29, 1993. A Power of Attorney for Curtis H. Barnette was filed with the initial filing of this Registration Statement of Separate Account UL (File No. 33-91226) on April 14, 1995. Powers of Attorney for Hugh B. Price and Ruth J. Simmons were filed with Pre-Effective Amendment No. 1 to this Registration Statement of Separate Account UL (File No. 33-91226) on September 8, 1995. The foregoing Powers of Attorney are incorporated herein by reference. Powers of Attorney for Messrs. Dole, Clark and Leighton are filed herewith.


  *** Incorporated herein by reference to the filing of Post-Effective Amendment
      No. 4 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 26, 1996.

 **** Incorporated by reference from the sections entitled "Distribution of the Group Policies and Certificates" in the prospectuses that are included in this amended Registration Statement.

   ++ Included in the initial filing of this Registration Statement of  Separate
      Account UL (File No. 33-91226) on April 14, 1995.

  +++ Included   in  the  filing  of  Pre-Effective  Amendment  No.  1  of  this
      Registration Statement of Separate Account UL (File No. 33-91226) on September 8, 1995.

 ++++ Incorporated herein by reference to the filing of Post-Effective Amendment
      No. 4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.


***** To be filed by amendment.

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN LIFE INSURANCE COMPANY HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 27 DAY OF FEBRUARY, 1997.



                                                 METROPOLITAN LIFE
(SEAL)                                           INSURANCE COMPANY

                                                       By:             /s/ GARY A. BELLER
                                                   -------------------------------------------
                                                                 GARY A. BELLER
                                                   EXECUTIVE VICE-PRESIDENT & GENERAL COUNSEL
      Attest:             /s/ RUTH GLUCK
   ----------------------------------------
                        RUTH GLUCK, ESQ.
                       ASSISTANT SECRETARY


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                     SIGNATURE                                           TITLE                               DATE
---------------------------------------------------  ---------------------------------------------  ----------------------

                         *                           Chairman, President, Chief
     ----------------------------------------          Executive Officer and Director
                  HARRY P. KAMEN                       (Principal Executive Officer)

                         *                           Senior Executive Vice-President and Chief
     ----------------------------------------          Financial Officer (Principal Financial
                 STEWART G. NAGLER                     Officer)

                         *                           Senior Vice-President and Controller
     ----------------------------------------          (Principal Accounting Officer)
                FREDERICK P. HAUSER

                         *                           Director
     ----------------------------------------
                CURTIS H. BARNETTE

                         *                           Director
     ----------------------------------------
                 JOAN GANZ COONEY

                         *                           Director
     ----------------------------------------
                   GERALD CLARK

                         *                           Director
     ----------------------------------------
                BURTON A. DOLE, JR.

        *By     /s/ CHRISTOPHER P. NICHOLAS                                                              February 27, 1997
       ------------------------------------
           CHRISTOPHER P. NICHOLAS, ESQ.
                 ATTORNEY-IN-FACT

                     SIGNATURE                                           TITLE                               DATE
---------------------------------------------------  ---------------------------------------------  ----------------------

                         *                           Director
     ----------------------------------------
                 JAMES R. HOUGHTON

                         *                           Director
     ----------------------------------------
                 HELENE L. KAPLAN

                         *                           Director
     ----------------------------------------
                CHARLES M. LEIGHTON

                         *                           Director
     ----------------------------------------
                RICHARD J. MAHONEY

                         *                           Director
     ----------------------------------------
                  ALLEN E. MURRAY

                         *                           Director
     ----------------------------------------
                JOHN J. PHELAN, JR.

                         *                           Director
     ----------------------------------------
                 JOHN B. M. PLACE

                         *                           Director
     ----------------------------------------
                   HUGH B. PRICE

                         *                           Director
     ----------------------------------------
                ROBERT G. SCHWARTZ

                         *                           Director
     ----------------------------------------
                  RUTH J. SIMMONS

                         *                           Director
     ----------------------------------------
                 WILLIAM S. SNEATH

        *By     /s/ CHRISTOPHER P. NICHOLAS                                                              February 27, 1997
       ------------------------------------
           CHRISTOPHER P. NICHOLAS, ESQ.
                 ATTORNEY-IN-FACT

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN LIFE SEPARATE ACCOUNT UL, HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 27 DAY OF FEBRUARY, 1997.



                                              METROPOLITAN LIFE
                                              SEPARATE ACCOUNT UL
                                                               (REGISTRANT)

                                              By:  METROPOLITAN LIFE
                                                        INSURANCE COMPANY
                                                               (DEPOSITOR)

                                                      By:         /s/ GARY A. BELLER
                                                    ----------------------------------
(SEAL)                                                        GARY A. BELLER
                                                         EXECUTIVE VICE-PRESIDENT
                                                           AND GENERAL COUNSEL

      Attest:           /s/ RUTH GLUCK
    ------------------------------------
                            RUTH GLUCK, ESQ.
                         ASSISTANT SECRETARY

                         INDEPENDENT AUDITORS' CONSENT


                             [TO BE ADDED BY AMENDMENT]


                                      II-6